Filed with the Securities and Exchange Commission on April 25, 2007

1933 Act Registration File No. 333-82833
1940 Act File No. 811-09445

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	17	[X]

	and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]
Amendment No.	20	[X]

(Check appropriate box or boxes.)

MARKETOCRACY FUNDS
(Exact Name of Registrant as Specified in Charter)

1200 Park Place, Suite 100
San Mateo, California 94403
(Address and Zip Code of Principal Executive Offices)

1-888- 884-8482
Registrant's Telephone Number, including Area Code

Kendrick W. Kam
Marketocracy Capital Management LLC
1200 Park Place, Suite 100
San Mateo, California 94403
(Name and Address of Agent for Service)

Copies of all communications to:
Roy W. Adams, Jr.
Independent Legal Counsel
370 Park Street, Suite 2
Moraga, CA 94556

It is proposed that this filing will become effective
[   ]    immediately upon filing pursuant to paragraph (b)

[X]    on April 27, 2007 pursuant to paragraph (b)

[   ]    60 days after filing pursuant to paragraph (a)(1)

[   ]    on ___________ pursuant to paragraph (a)(1)

[   ]    75 days after filing pursuant to paragraph (a)(2)

[   ]    on ___________ pursuant to paragraph (a)(2) of Rule 485.

AGA TOTAL RETURN REALTY PLUS FUND

Class A Shares
Class K Shares

Prospectus

April 27, 2007

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

AGA Total Return Realty Plus Fund - Key Information
This Prospectus contains important information for anyone interested in investing in the Class A or Class K shares of AGA Total Return Realty Plus Fund, a non-diversified mutual fund (the “Fund”) and a series of Marketocracy Funds (the “Trust”). The Fund’s investment adviser is Alesco Global Advisors LLC (“AGA” or the “Adviser”.) Please read this Prospectus carefully before you invest and keep it for future reference. You should base your purchase of shares of the Fund on your own goals, risk preferences and investment time horizons. Please see “Realty Plus” and “Glossary” in the “Risk/Return Summary”.

Table of Contents

Risk/Return Summary	1

Performance Summary	4

Fees and Expenses	5

Investment Policies	6

Management of the Fund	15

How To Purchase Shares	16

How to Sell (“Redeem”) Shares	20

Risks of Frequent Purchases and Redemptions	22

Shareholder Services	23

Dividends and Distributions	23

Taxes	24

Calculation of the Public Offering Price	25

Financial Highlights	27

Risk/Return Summary

Investment Objectives
The Fund’s primary investment objective is long-term total return, and its secondary investment objective is current income. Total return consists of capital appreciation realized from the purchase and sale of securities, interest and dividends from portfolio securities, and income from certain investment activities, including options trading. The Board of Trustees of the Trust (the “Board”) may change these investment objectives without shareholder approval.

Principal Strategies
Realty Securities. Under normal circumstances, the Fund seeks to achieve its investment objectives by investing at least 80% of its managed assets in U.S. and non-U.S. “Realty Securities,” which for purposes of this investment strategy are: (i) securities of real estate-related companies of any size, including but not limited to equity and debt and fixed income securities of real estate investment trusts (“REITs”), real estate operating companies (“REOCs”), real estate service companies, companies in the homebuilding, lodging and hotel, healthcare, gaming, retailing, restaurant, natural resources and utility businesses, and other companies whose balance sheets or income statements are real estate-intensive, (ii) mortgage-related securities (up to 10% of the Fund’s managed assets); and (iii) other securities and instruments, including but not limited to investment company shares, exchange traded fund (“ETFs”) shares, options, indexed securities, securities index futures, single stock futures, and options on such futures, and other derivatives, whose investment results closely track or depend upon the price and/or yield performances of one or more real estate-related companies or unmanaged real estate-related securities market index such as the Dow Jones Wilshire Real Estate Securities Index (the “DJWRES Index”).

The Fund will provide shareholders with at least 60 days prior notice of any change in the foregoing investment strategy. For purposes of this strategy, the Fund considers a company to be “real estate-related” or “real estate-intensive” if at least twenty-five percent (25%) of the company’s actual or anticipated revenues, profits, assets, services or products are related to real estate, including but not limited to the ownership, renting, leasing, construction, management, development or financing of commercial, industrial or residential real estate. See “Realty Plus” strategy below.

Additional Investments. Under normal circumstances, the Fund also may invest up to 20% of its managed assets in U.S. and non-U.S. securities and instruments other than Realty Securities and cash and cash equivalents, including but not limited to non-Realty equity and debt and fixed income securities of issuers of any size, money market instruments, shares of ETFs and investment companies, options, indexed securities, securities index futures, single stock futures, and options on such futures, and other derivatives, including securities and instruments whose investment results closely track the price and yield performance of various broad -- rather than real estate-related -- securities market indices, such as the Standard & Poor’s 500 Composite Stock Price Index, which is an unmanaged index of common stocks generally considered to be representative of broad U.S. stock market performance
(the “S & P 500 Index”).

Additional Investment Techniques. To enhance returns, the Fund may engage in options trading with up to 10% of its managed assets and may borrow money in amounts up to one-third of its managed assets to make additional investments (“leveraging”) including, but not limited to, margin trading. Seeking to reduce market risks or enhance returns, the Fund also may sell securities short with respect to up to 40% of its total assets. The Fund also may seek to protect against adverse fluctuations in a security’s price, the securities markets or currencies or against other risks through hedging, including but not limited to, investing in options, indexed securities (both Realty and non-Realty), securities index futures, single stock futures and options on such futures, and other derivatives. To the extent that these investment techniques involve Realty Securities, the Fund’s assets so used contribute toward meeting its investment strategy, under normal circumstance, of investing at least 80% of its managed assets in Realty Securities. See “Realty Plus” strategy below. The Fund will not invest more than 25% of its total assets in non-investment grade preferred stock or debt securities (commonly known as “junk bonds’’).

Selection of Investments. In buying and selling equity securities, the Fund generally evaluates the issuer’s potential to provide the Fund with an attractive total return through a combination of dividend income and capital appreciation based on factors such as quality of management, financial condition, corporate governance, business plan and cash flow and dividend growth potential. The Fund also may analyze a security’s valuation based on criteria such as price/cash flow multiple, price/earnings growth, discounted cash flow, price/net asset value, dividend coverage and dividend yield. In short selling securities, the Fund generally uses the same financial analysis techniques to identify securities that the Fund believes are over-valued and the Fund can sell short. Regarding fixed income securities, the Fund generally evaluates the likely trends of interest rates and their effects on fixed income securities values and mortgage-repayment rates.

“Realty Plus.” The “Plus” in the Fund’s name signifies that, as compared to most other mutual funds concentrating their investments in the real estate industry, the Fund may both invest in a broader universe of real estate-related and real estate-intensive companies, securities and instruments and engage in a broader spectrum of investment techniques, including options trading, short selling, hedging and investing in futures and other derivatives.

Glossary. In this Prospectus, “equity securities” represent ownership interests, or the rights to acquire ownership interests, in an issuer and include common stocks, preferred stocks, convertible securities, options, rights and warrants, with different types of equity securities providing different voting and dividend rights and priority if the issuer becomes bankrupt; “ETF” is an issuer (generally an investment company, unit investment trust or a portfolio of securities deposited with a depository in exchange for depository receipts) whose interests represent an identifiable collection of securities and whose interests investors trade like a stock on an securities exchange so that the interests’ price changes throughout the day; the Fund’s“managed assets” are the its net assets together with any of its borrowings for investment purposes; “mortgage-related securities” are interests in pools of mortgage loans, most of which are “pass-through” securities, which means their holders generally receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as the mortgages in the underlying mortgages pool are paid off by the borrowers; “securities index futures contract” is a contract to buy or sell units of a securities market index at a specified future date at a price agreed upon when the contract is made (a unit being the current value of the securities index); “single stock futures” are futures contracts on individual stocks; and “short selling” or “to sell short” is an investment technique in which an investor who anticipates that the price of a certain security will decline, sells the security the investor does not own and to complete the sale, borrows the security from a broker-dealer, seeking to profit by buying the security at a lower price later before having to return the borrowed security to the lending broker-dealer.

Please see “Investment Policies” section below for further information about these and other investment policies regarding the Fund’s investment objectives, strategies, investments, tools and techniques.

Principal Risks
There are risks involved with any investment, including investment in the Fund’s shares, that could cause you to lose money. The Fund is a recently organized, non-diversified mutual fund. The Fund’s shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the Federal Depository Insurance Corporation. The principal risks associated with an investment in the Fund include:

Real Estate-Related Companies and Realty Securities Risks.  Because the Fund concentrates its investments in real estate-related companies and Realty Securities, its portfolio may experience more volatility and be exposed to greater risks than the portfolios of many other mutual funds investing in a broader range of companies or securities or than the securities markets generally. Risks of real estate-related companies and Realty Securities include declines in the value of real estate; adverse regional or local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; and changes in interest rates. Real estate-related companies also may be subject to liabilities under environmental and hazardous waste laws, which could negatively affect their value. The values of real estate-related company and Realty Securities also are affected by changes in general economic and market conditions.

ETF and Investment Company Investments Risks. The Fund’s investments in ETFs and no-load investment companies (including money market funds) must be made in compliance with the restrictions of the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore present certain risks not present in investments in the securities of ordinary companies, such as 1940 Act limitations on the maximum level, liquidity and voting rights of the Fund’s investments in other investment companies.

Options Trading Risks. The Fund may engage in options trading to enhance income. The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the strategy. The Fund’s ability to establish and close out options positions will be subject to the existence of a liquid secondary market. Unexercised options could expire worthless with the loss of the premium paid. Options written by the Fund could require the Fund to either buy or sell securities at disadvantageous prices, adversely affecting the Fund’s performance.

Leveraging Risks. The Fund may leverage its investments (essentially borrowing money to make additional investments) in amounts up to one third of the Fund’s managed assets. Leveraging increases the Fund’s market exposure and risk and may result in losses. The interest that the Fund must pay on borrowed money will reduce its net gains or increase any losses.

Short Selling Risks. The Fund may incur a loss on a short sale if the market price of the security increases between the date of the short sale and the date on which the Fund must replace the borrowed security. The Fund may not be able to close out the position at any particular time or at an acceptable price. Use of short sales by the Fund also may have the effect of providing the Fund with investment leverage.

Hedging and Futures Transactions Risks. The Fund may lose money on hedging or futures transactions because, among other things, the securities, futures, options on futures or other derivatives used for hedging or investment may be illiquid; their prices may not correlate perfectly with the underlying securities, financial instrument or indices or with the prices of any investments or risks that they are intended to hedge; or because the Fund forecasts market or price movements incorrectly. The Fund also generally incurs transaction costs when it engages in hedging or futures transactions, such as when opening or closing futures or options positions, for investments in futures contracts also require the payment and segregation of initial deposits and daily variation margin payments to the Fund’s custodian, thereby limiting the investment of those assets.

Debt and Fixed Income Securities Risks. Debt and fixed income securities are subject to credit risk and market risk. Credit risk is the risk of the issuer’s (or in the case of mortgage-related securities, the mortgagors’ or the mortgage loans guarantors’) inability to meet its principal and interest payment obligations. Market risk is the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer (or the mortgagors or the mortgage loan guarantors) and general market liquidity. There is no limitation on the term to maturity or duration of debt or fixed income securities in which the Fund may invest. Securities having longer term to maturities or durations generally involve greater risk of fluctuations in value resulting from changes in interest rates.

Non-Diversified Status Risks. The Fund is not “diversified” within the meaning of the 1940 Act. Consequently, the Fund has more risk because it may invest a greater percentage of assets in a more limited number of issuers compared to mutual funds that are “diversified” within such meaning.

Small and Medium Companies Risks. The Fund may invest in the securities of small and medium-size companies, which often have narrower markets and limited managerial and financial resources compared to larger, more established companies. Thus, the performances of these small and medium-size companies can be more volatile, and such companies face greater risk of business failure, than larger more established companies. This could increase the volatility of the Fund’s portfolio compared to funds investing in larger, more established companies.

Non-U.S. Issuers Risks. Subject to its policy of under normal circumstances of investing at least 80% of its managed assets in Realty Securities, the Fund at its discretion may invest any percentage of its managed assets in the securities and instruments of non-U.S. issuers. Investments in the securities and instruments of non-U.S. issuers involve certain risks not generally associated with investments in the securities of U.S. issuers. Publicly available information concerning non-U.S. issuers may be more limited than information regarding U.S. issuers. Non-U.S. issuers may use different accounting standards, and non-U.S. securities markets may not be as liquid as U.S. markets. Non-U.S. securities also involve such risks as currency fluctuation risk, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging market and in less developed countries. For example, prior non-U.S. governmental approval for non-U.S. investments may be required in some emerging market countries, and the extent of non-U.S. investment may be subject to limitation in other emerging market countries.

Investment Selection Risks. The price of a company’s securities may fluctuate due to circumstances unique to that company. For example, a company’s business prospects may affect its stock price or its credit rating. If investors believe the company’s business prospects are good, they generally will be willing to pay higher prices for its stock and accept lower interest rates for its fixed income securities. If these expectations are not met, or if expectations are lowered, the price of the securities will tend to drop. The Fund may select securities of companies that do not meet the Fund’s or other investors’ expectations. Thus, the investment strategies, tools and techniques used by the Fund in selecting its portfolio investments may not always be successful. These investments may decline in value or not increase in value when the securities markets in general are rising or interest rates are decreasing.

Securities Markets and Economic Conditions Risks. A stock’s price will also tend to rise and fall as a result of investors’ perceptions of the securities markets as a whole. In other words, if the securities market drop in value, the value of the Fund’s portfolio of investments is also likely to decrease in value. The increase or decrease in the value of the Fund’s investments in response to this phenomenon may be proportionally more or less than the increase or decrease in the value of the market. The return on and value of an investment in the Fund will fluctuate in response to movements of the securities markets and general and industry-specific economic conditions. Stocks and other equity securities as well as fixed income securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Fund or the Adviser.

New Fund Risk. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund. The Board may liquidate the Fund without shareholder vote and, while shareholder interests would be a primary consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

Not Insured by the FDIC. The Fund's shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

Please also see “Investment Policies” section below for further information about these and other risks presented by the Fund’s investment policies regarding the Fund’s strategies, investments, tools and techniques.

Performance Summary

The Fund has recently commenced operations and has been in operation for less than a calendar year; thus, there is not sufficient performance information available at this time to provide the customary annual performance bar graph.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Class A shares or Class K shares of the Fund.

Shareholder Fees
 (fees paid directly from your investment)                                                                 Class A      Class K

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None (1)	None (1)
Exchange Fee	None (2)	None (2)
Maximum Account Fee	None (3)	None (3)

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)                                              Class A       Class K

Management Fees	1.25%	1.25%
Distribution or Services (12b-1) Fees	None	0.25%
Other Expenses (4)	0.25%	0.45%
Total Annual Fund Operating Expenses (5)	1.50%	1.95%

(1)	The Fund’s Transfer Agent charges a wire redemption fee of $15, and IRA accounts are charged a $25 distribution fee. See also the “Risks of Frequent Purchases and Redemptions” section below.

(2)	The Fund currently has no exchange privileges.

(3)	IRA accounts are assessed a $15.00 annual fee.

(4)
The percentages in “Other Expenses” are based on estimated amounts for the current fiscal year. The Fund is a so-called “unified fee fund,” i.e.,the Fund’s administrator will receive an annual compensation for Class A of 0.25%, of the Class A’s average daily net assets up to $200 million, 0.20% of such assets from $200 million to $500 million, 0.15% of such assets from $500 million to $1 billion, and 0.10% of such assets in excess of $1 billion, and for Class K will be 0.45%, of the Class K’s average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion, respectively, for Fund administration duties. From this compensation, the Fund’s administrator will pay all expenses of the Fund except brokerage fees (including commissions, mark ups and mark downs), annual account fees for margin accounts, foreign tax withholdings, and expenses due to holding or carrying the Fund’s securities, including expenses of dividends on stock borrowed to cover a short sale or interest, fees or other charges incurred in connection with any leverage and related borrowings, which are paid by the Fund. See also note (5) below.

(5)
Under the Investment Advisory and Management Agreement dated November 9, 2005, the Adviser has contractually agreed that the Fund’s total annual operating expenses for Class A will be 1.50%, of the Class A’s average daily net assets up to $200 million, 1.45% of such assets from $200 million to $500 million, 1.40% of such assets from $500 million to $1 billion, and 1.35% of such assets in excess of $1 billion; and similarly for Class K will be 1.95%, of the Class K’s average daily net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion. However, such agreements do notextend to the Fund’s expenses, currently estimated to be up to 0.05% of such assets for the coming fiscal year, due to holding or carrying the Fund’s securities, including expenses of dividends on stock borrowed to cover a short sale or interest, fees or other charges incurred in connection with any leverage and related borrowings, which are paid by the Fund. These arrangements will continue as long as the Board annually renews the Investment Advisory and Management Agreement.

Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, your dividends and distributions have been reinvested, and the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Year	5 Year	10 Year
Class A	$719	$1,022	$1,346	$2,263
Class K	$198	$612	$1,052	$2,275

Investment Policies

The Fund’s primary investment objective is long-term total return, and its secondary investment objective is current income. In seeking to achieve these objectives, the Fund, under normal circumstances, invests at least 80% of its managed assets in Realty Securities. The Fund may implement one or more of the strategies, investments, tools and techniques described below in making portfolio decisions for the Fund. Each policy, strategy, investment, tool and technique involves certain special risks, including those described below. Unless otherwise expressly stated to the contrary, the Fund’s investment objectives, policies and strategies are not fundamental and may be changed by the Board without the approval of shareholders, although the Fund has no current intention of so doing. Please also see the additional discussions of these topics under the related headings in “Principal Risks” in the “Risk / Return Summary” section above and in “Investments, Objectives and Policies” in the Fund’s Statement of Additional Information.

Selection of Investments
In buying and selling equity securities, the Fund generally evaluates the issuer’s potential to provide the Fund with an attractive total return through a combination of dividend income and capital appreciation based on factors such as quality of management, financial condition, corporate governance, business plan and cash flow and dividend growth potential. The Fund also may analyze a security’s valuation based on criteria such as price/cash flow multiple, price/earnings growth, discounted cash flow, price/net asset value, dividend coverage and dividend yield. The Fund generally uses the customary information sources such issuers’ prospectuses, published corporate financial data such as annual reports, Form 10-Ks, quarterly statements and company press releases, corporate rating services, general economic and industry data as provided by the U.S. Government, various trade associations and other sources, brokerage research reports, financial newspapers and magazines, as well as direct interviews with company management and inspections of corporate activities. In short selling securities, the Fund generally uses the same evaluation techniques to identify securities that the Fund believes are over-valued and the Fund can sell short.

Regarding preferred stocks and securities exercisable or convertible into equity securities, the Fund generally considers the fundamental characteristics of the issuer and prevailing market factors. The Fund also may consider other factors, such as call and other structural features, event risk, the likely trends of interest rates and the security’s relative value versus other income security classes. Regarding fixed income securities, the Fund similarly may consider the likely trends of interest rates and their effects on fixed income securities values and mortgage-repayment rates.

When selling securities from its portfolio, the Fund also may consider whether: the performance of the security has achieved the Fund’s investment objectives; the Fund’s outlook has changed about the security (e.g. anticipated changes in the company’s market place, products or services do not occur); or the security is no longer attractive because it no longer meets the Fund’s criteria for purchase or because of circumstances impacting the security’s value (including unexpected regulatory developments). The investment strategies used by the Fund in selecting investments for its portfolio may not always be successful.

Investments, Techniques and Risks
Risks of Concentration. Because the Fund’s investments are concentrated in Realty Securities, the value of the Fund may be subject to greater volatility than a mutual fund with a portfolio that is less concentrated in Realty Securities or a single industry or sector. If Realty Securities as a group fall out of favor with investors, the Fund could underperform mutual funds that have greater industry diversification.

REITs and REOCs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They also may realize gains or losses from the sale of properties. Equity REITs generally exercise some degree of control over the operational aspects of their real estate investments, lease terms and property maintenance and repair. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties and are paid interest by the owners of the financed properties. Hybrid REITs invest both in real property and in mortgages.

A REIT generally is not taxed under the Internal Revenue Code of 1986, as amended (the “Code”) on income distributed to its shareholders if it complies with certain federal tax requirements relating primarily to its organization, ownership, assets and income and, further, if it distributes the vast majority of its taxable income to shareholders each year. Consequently, REITs tend to focus on income-producing real estate investments. Like REITs, REOCs may invest, own and manage real estate properties. REOCs do not, however, elect to qualify for the federal income tax treatment accorded REITs. Consequently, REOCs generally offer investment potential more from capital growth and less from dividend income than do REITs. Non-U.S. real estate-related companies may be subject to different tax laws, rules and regulations.

The Funds’ investments in REITs and REOCs can be adversely affected by deteriorations of the real estate rental market, in the case of REITs and REOCs that primarily own real estate, or by deteriorations in the creditworthiness of property owners and, changes in interest rates in the case of REITs that primarily hold mortgages. Equity and mortgage REITs and REOCs also are dependent upon specialized management skills, may not be diversified in their holdings and are subject to the risks of financing projects. REITs also may be subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Under certain circumstances, a REIT may fail to qualify for such tax-free pass-through of income, which would subject the REIT to federal income taxes and adversely affect the value of its securities. See “General Realty Securities Risks” and “Special Realty Securities Risks” below.

Mortgage-Related Securities. The Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation (“FHLMC”) issue a significant fraction of all mortgage-related securities in the U.S. GNMA creates pass-through securities from pools of government guaranteed or insured (Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings associations. GNMA may guarantee the timely payment of the principal of and interest on these securities, and the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under such guarantee. FNMA and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings associations, savings banks, commercial banks, credit unions and mortgage bankers. FNMA and FHLMC securities are not supported by the full faith and credit of the U.S. Government.

Mortgage-related securities, including related derivatives such as collateralized mortgage obligations (“CMOs”),” which separate the cash flows of mortgage pools into different components called classes or “tranches,” present special risks. Prepayments of principal by mortgagors or mortgage foreclosures will affect the average life of the mortgage-related securities remaining in the Fund’s portfolio. Mortgage prepayments are affected by the level of interest rates other social and demographic conditions. In periods of rising interest rates, the rate of prepayments tends to decrease, thereby lengthening the average life of a pool of mortgage-related securities. Conversely, in periods of falling interest rates, the rate of prepayments tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the performance of the Fund. Because prepayments of principal generally occur when interest rates are declining, the Fund, if still wishing to invest in mortgage-related securities, likely would have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, the Fund’s performance would decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable term to maturity or duration, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

The value of mortgage-related securities also may change due to shifts in the market’s perception of issuers and regulatory or tax changes adversely affecting the mortgage securities market as a whole. Mortgage-related securities are subject to the credit risk associated with the performance of the underlying mortgage properties. Due to the structure known as credit tranching, where the majority of mortgage-related securities are highly rated and the minority of mortgage-related securities are lower rated, the lower rated mortgage-related securities are subject to additional credit risk.

Adjustments of interest rates of mortgages underlying adjustable rate mortgage securities (“ARMs”) usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. The adjustment features of ARMs tend to make their values less sensitive to interest rate changes.

General Realty Securities Risks. Risks of Realty Securities, real estate-related or -intensive companies include declines in the value of real estate; adverse general, regional or local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; and changes in interest rates. Real estate-related companies also may be subject to liabilities under environmental and hazardous waste laws, which could negatively affect their value. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of Realty Securities also may drop because of the failure of borrowers to pay their loans and poor management. Real estate-related companies may be affected by a high level of continuing capital expenditures, competition or increases in operating costs, which may not be offset by increases in revenues. The value and successful operation of certain types of commercial properties may be affected by a number of factors, such as the location of the property, the knowledge and experience of the management team, the level of mortgage rates, presence of competing properties and adverse economic conditions in the locale. Many real estate-related companies use leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates as well as risks normally associated with debt financing.

The Fund’s investments in REITs and REOCs can be adversely affected by deteriorations of the real estate rental market, in the case of REITs and REOCs that primarily own real estate, or by deteriorations in the creditworthiness of property owners and, changes in interest rates in the case of REITs that primarily hold mortgages. Equity and mortgage REITs and REOCs also are dependent upon specialized management skills, may not be diversified in their holdings and are subject to the risks of financing projects. REITs also may be subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Special Realty Securities Risks. In addition, there are risks associated with particular types of Realty Securities investments.

•  Retail Properties.  Retail properties are affected by the overall health of the applicable economy and may be adversely affected by the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, spending patterns and lease terminations.

•  Office Properties.  Office properties are affected by the overall health of the economy and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

•  Lodging and Hotel Properties.  The risks of lodging and hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel and adverse effects of general and local economic conditions. Lodging and hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

•   Healthcare Properties.  Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare) and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

•  Multifamily Properties.  The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

•  Homebuilding.  Homebuilding businesses are affected by several significant factors, including rising costs and decreased availability of suitable land; costs of construction labor and materials; overbuilding and price competition; consumer demand and confidence; labor availability, including strikes; availability of construction financing and residential mortgages; and related interest rates.

•  Gaming.  The risks of gaming businesses include, among other things, including state and local laws governing gaming licenses, risks similar to those of lodging and hotel properties, general and local economic conditions and consumer confidence.

•  Restaurant.  The risks of restaurant businesses are more sensitive to adverse economic conditions and competition than many other businesses, changing consumer tastes, and commodity and labor costs and in some instances, risks similar to those of the lodging and hotel properties.

•  Natural Resources. Natural resources business are affected by several significant factors, including demand and price fluctuations for the natural resource products; the time and expenses of exploration, acquisition and development; the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues; national, regional, state and local laws governing licenses and permits; political and community opposition; energy costs and other required commodities; and environmental and hazardous waste issues, including costs of regulatory compliance and remediation.

•  Utility Companies.   Utility companies are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; governmental regulation of rates charged to customers; costs associated with the reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, and the effects of energy conservation policies; and inexperience with and potential losses resulting from a developing deregulatory environment.

•  Insurance Issues.  Certain portfolio companies may carry comprehensive liability, fire, flood, earthquake, extended coverage and rental loss insurance with various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties, which would as a result impact the Fund’s investment performance.

•  Financial Leverage.  Real estate-related companies may be highly leveraged and financial covenants may affect the ability of such companies to operate effectively.

•  Environmental Issues.  In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a real estate-related company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on shares of the Fund could be reduced.

•  REIT Tax Issues.  REITs are subject to a highly technical and complex set of provisions in the Code. The Fund might invest in a real estate company that purports to be a REIT and then the company unexpectedly could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on the Fund’s investment in such company. REITs could possibly fail to qualify for tax-free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. If borrowers or lessees default, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. Non-U.S. real estate-related companies may be subject to different tax treatment than U.S. real estate-related companies.

Non-U.S. Issuers Risks. Subject to its policy of under normal circumstances of investing at least 80% of its managed assets in Realty Securities, the Fund, at its discretion, may invest any percentage of its managed assets in the securities and instruments of non-U.S. issuers. Such investments involve certain risks not involved in domestic investments. Securities markets in certain foreign countries are not as developed, efficient or liquid as securities markets in the United States. Therefore, the prices of non-U.S. securities and instruments often are volatile. Certain foreign countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Generally, there is less publicly available information about foreign issuers due to less rigorous disclosure or accounting standards and regulatory practices. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Fund to lose money on the Fund’s investments in non-U.S. securities and instruments. The Fund may invest in non-U.S. securities and instruments of issuers in so-called “emerging markets” (or lesser developed countries). Investments in such securities or instruments are particularly speculative.

Foreign Currency Risk. Although the Fund will report the Fund’s NAV and pay dividends in U.S. dollars, non-U.S. securities and instruments often are purchased with, and make dividend or interest payments in, foreign currencies. Therefore, when the Fund invests in non-U.S. securities and instruments, it will be subject to foreign currency risk, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar.

Emerging Markets Risks. The Fund may invest in securities and instruments of issuers located or doing substantial business in emerging markets. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in non-U.S. securities and instruments can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

ETFs and Investment Companies. The portfolios of ETFs generally consist of common stocks that closely track the performance and dividend yield of specific securities market indices, either broad market, sector or international. ETFs provide investors the opportunity to buy or sell throughout the trading day an entire portfolio of stocks in a single security. Although index mutual funds are similar, they generally are issued or redeemed only once per day, usually at the close of the New York Stock Exchange.

Broad securities market index ETFs include Standard & Poor’s Depository Receipts (“SPDRs”), which are interests in a unit investment trust representing an undivided interest in a portfolio of all of the common stocks of the S & P 500 Index. Real estate-related “sector” ETFs include iShares Dow Jones U.S. Real Estate Index Fund (“IYR”), which seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of DJWRES Index, which includes companies in the real estate holding and developing and REITs sub-sectors; the Vanguard REIT Index Fund (“VNQ”), which seeks to parallel the investment performance of the Morgan Stanley REIT Index, which tracks publicly traded equity REITs, and StreetTRACKS Wilshire REIT Index Fund (“RWR”), which seeks investment results that, before expenses, generally correspond to the price and yield performance of the Wilshire REIT Index.

Under the 1940 Act, the Fund and any company controlled by the Fund may not purchase more than three percent (3%) of the outstanding securities of another investment company (including many ETFs) or invest more than 5% of the Fund’s total assets in such other investment company. In addition, the Fund may not invest more than 10% of its total assets in the aggregate in other investment companies. Accordingly, the Fund may not be able to achieve the Fund’s desired levels of investments in ETFs or investment companies. Investment in another investment company also usually involves payment of the other investment company’s pro rata share of advisory fees or administrative and other fees and expenses charged by such investment company, in addition to those paid by the Fund.

Option Trading. To enhance returns, the Fund may engage in options trading with up to 10% of its total assets. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security or securities index increased by an amount greater than the premium paid. The Fund would realize a loss if the price of the security or securities index decreased or remained the same or did not increase during the period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund.

The Fund may write covered call options on equity securities to earn premium income, to assure a definite price for a security that the Fund has considered selling, or to close out options previously purchased. A call option is “covered” if the Fund either owns the underlying security (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire the underlying security through immediate conversion of securities, subject to the call option at all times during the option period. A covered call writer is required to deposit in escrow the underlying security in accordance with the rules of the exchanges on which the option is traded and the appropriate clearing agency.

The Fund also may seek to earn additional income through receipt of premiums by writing covered put options. The Fund may write covered put options on equity securities and futures contracts to assure a definite price for a security if they are considering acquiring the security at a lower price than the current market price or to close out options previously purchased. The operation of put options in other respects is substantially identical to that of call options. If the Fund writes a covered put option, it maintains in a segregated account with its custodian cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding.

The Fund’s option trading may result in short-term capital gain or loss to the Fund. See “Taxes - Special Options Trading and Futures Transactions Tax Risks” section below for more information concerning the federal tax treatment of the Fund’s options trading and futures transactions.

Leveraging. The Fund may borrow from banks for temporary or emergency purposes in an aggregate amount not to exceed 25% of its total assets and may borrow money in amounts up to one-third of its managed assets to make additional investments (“leveraging”) including, but not limited to, margin trading. Leverage, the speculative practice of borrowing to make additional investments, magnifies the potential for gain or loss on the portfolio securities of the Fund and, therefore, if employed, increases the possibility of fluctuation in the Fund’s net asset value. Leveraging the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of the Fund’s shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Since any decline in value of the Fund’s investments will be borne entirely by the Fund’s shareholders (and not by those persons providing the leverage to the Fund), the effect of leverage in a declining market would be a greater decrease in net asset value than if the Fund were not so leveraged. Leveraging will create interest expenses for the Fund, which can exceed the investment return from the borrowed Fund. To the extent the investment return derived from securities purchased with borrowed Fund exceeds the interest the Fund will have to pay, the Fund’s investment return will be greater than if leveraging were not used. Conversely, if the investment return from the assets retained with borrowed Fund is not sufficient to cover the cost of leveraging, the investment return of the Fund will be less than if leveraging were not used.

Short Selling. If the Fund anticipates that the price of a security that it does not own will decline, the Fund may sell the security short and borrow the same security from a broker or other institution to complete the sale. The Fund may make a profit or incur a loss on the short sale depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security and upon the transactions costs and the costs of borrowing the security. An increase in the value of a security sold short by the Fund over the price at which it was sold short could result in a theoretically unlimited potential loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price.

In addition, rules that prohibit short sales of securities at prices below the last sale price (the “up-tick rule”) may prevent the Fund from executing short sales of securities at the most desirable time. If the prices of securities sold short increase, the Fund may be required to provide additional funds or collateral to maintain the short positions, which may require the Fund to liquidate other investments to provide additional margin. Such liquidations might not be at favorable prices. Also, the lender of securities can request return of the borrowed securities, and the Fund may not be able to borrow those securities from other lenders. This would cause a “buy-in” of the short positions, which may be disadvantageous to the Fund.

The Fund may enter into short sales on securities with a value of up to 40% of the Fund’s total assets. Use of short sales by the Fund may have the effect of providing the Fund with investment leverage. To collateralize or “cover” its short selling investments, the Fund uses investment grade fixed income and other money market instruments having an average term to maturity or duration of three years or less.

Hedging. The Fund also may seek to protect against adverse fluctuations in a security’s price, the securities markets or currencies or against other risks through hedging, including but not limited to, investing in options, indexed securities (both Realty and non-Realty), securities index futures, single stock futures and options on such futures, and other derivatives. The Fund may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities or securities market indices. The purchase of a put option generally protects the value of portfolio holdings in a falling market, while the purchase of a call option generally protects cash reserves from a failure to participate in a rising market. Please see also “ETFs and Investment Companies” above for information about ETFs used for hedging purposes.

Futures. A securities index futures contract is a contract to buy or sell units of a securities market index such as the S & P 500 Index, at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the securities index. The securities index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the securities index at the expiration of the contract. Positions in index futures may be closed out only on an exchange or board of trade that provides a secondary market for such futures.

Single stock futures are futures contracts on individual stocks. Typically, a single stock futures contract is an agreement to deliver 100 shares of a specific stock at a designated date in the future. Single stock futures do not involve the transmission share rights or dividends and, unlike most options, can be traded on margin. Margin requirements are generally 20% of the cash value of contract, although this requirement may be lower if the investor also holds certain offsetting positions in cash equities, stock options or other security futures in the same securities account. Because there is no up-tick rule, the Fund could use single stock futures to establish a short position on a down-tick. Using single stock futures may enable the Fund to avoid the costs and inefficiencies associated with the stock loan process in connection with short sales. However, transaction costs for single stock futures may be higher than for other futures transactions.

If the Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as “initial margin,” which does not involve borrowing but is similar to a performance bond or good faith deposit. Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying futures contract fluctuates. When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing and selling call and covered put options on index futures contracts, the Fund may purchase and sell call and covered put options on the underlying indexes themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option.

The Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices that it has purchased. The Fund may also allow such options to expire unexercised. Compared to the purchase or sale of futures contracts, the purchase of call or covered put options on an index involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a covered put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

The Fund’s futures transactions may result in short-term capital gain or loss to the Fund. See “Taxes - Special Options Trading and Futures Transactions Tax Risks” section below for more information concerning the federal tax treatment of the Fund’s options trading and futures transactions

Equity Securities. Equity securities represent ownership interests, or the rights to acquire ownership interests, in an issuer and include common stock, preferred securities, convertible securities, options, rights and warrants, with different types of equity securities providing different voting and dividend rights and priority if the issuer becomes bankrupt. Equity securities fluctuate in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Preferred Securities. Preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and the liquidation of an issuer’s assets. This means that an issuer must pay dividends on preferred securities before paying any dividends on its common securities. Some preferred securities offer a fixed rate of return with no maturity date. Because those preferred securities never mature, they trade like long-term bonds, can be more volatile than other types of preferred securities and may have heightened sensitivity to changes in interest rates. Other preferred securities have variable dividends, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process involving bids submitted by holders and prospective purchasers of such securities. Because preferred securities represent an equity ownership interest in an issuer, their value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in an issuer’s financial condition or prospects or to fluctuations in the equity markets. Preferred security holders usually have no voting rights or their voting rights are limited to certain extraordinary transactions or events.

Debt and Fixed Income Securities. Debt and fixed income securities may include both convertible debt securities and convertible preferred securities. Convertible securities are debt or preferred securities that are exchangeable for common securities of the issuer at a predetermined price (the “conversion price”). Depending on the relationship of the conversion price to the market value of the underlying common securities, convertible securities may trade more like common stock than debt instruments. The Fund’s investment in debt securities may include investments in U.S. dollar-denominated corporate debt securities issued by domestic and non-U.S. corporations and U.S. dollar-denominated government debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or a non-U.S. Government or its agencies or instrumentalities. The Fund’s investments in debt and fixed income securities also may include investments in Mortgage-Related Securities.

Below Investment Grade Securities. Under normal circumstances, the Fund may invest up to 25% of its total assets in preferred stock or debt securities that are rated below investment grade or that are unrated but judged to be below investment grade by the Fund. A security will be considered investment grade quality if it is rated in the top four categories by S&P (“BBB” or higher) by Moody’s (“Baa” or higher), or an equivalent rating by a nationally recognized statistical rating agency, or is unrated by judged to be of comparable quality by the Fund. These below investment grade quality securities are commonly referred to as “junk bonds” and are regarded as having predominantly speculative characteristics with respect to the payment of interest and repayment of principal.

The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Fund may consider such factors as its assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. Appendix A to the Fund’s Statement of Additional Information (the “SAI”) contains a general description of Moody’s and S&P’s ratings of securities.

Derivatives. The Fund may use various derivative instruments, such as exchange-listed and over-the-counter put and call options, futures contracts, options on futures contracts, swaps, caps, floors or collars, to earn income, facilitate portfolio management and mitigate risks. The Fund also may seek to gain exposure to Realty Securities by investing in derivative instruments such as swap agreements.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that are not readily marketable). Illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the Federal securities laws) and securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), but that are deemed to be illiquid, and repurchase agreements with maturities in excess of 7 days. The Board or its delegate has the ultimate authority to determine, to the extent permissible under the Federal securities laws, which securities are liquid or illiquid. Any security whose resale is restricted can be difficult to sell at a desired time and price. Owning a large percentage of restricted securities could hamper the Fund's ability to raise cash to meet redemptions. Also, in the absence of an established securities market, the Fund may have to estimate the value of restricted securities it holds, which adds a subjective element to valuing the Fund. Also, owning a large percentage of restricted securities could hamper the Fund's ability to raise cash to meet redemptions.

Other Investments. The Fund’s cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments. Money market instruments in which the Fund may invest the Fund’s cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations that are subject to repurchase agreements and commercial paper. See “Investment Objectives and Policies’’ in the SAI.

Other Circumstances. Under normal circumstances, the Fund invests consistently with its investment objectives, strategies and policies as described above. However, in other circumstances, including during periods of adverse market, economic, political, or other conditions, or in other appropriate circumstances, such as with unusually large cash inflows or redemptions, the Fund may conclude that so doing would be inconsistent with its shareholders’ best interests. Thus, the Fund then may depart from its normal practices temporarily and may use alternative or defensive strategies primarily designed to avoid losses or disruptions to the management of its portfolio. For example, the Fund may invest in U.S. Government securities, other high-quality debt instruments, and other securities the Fund believes to be consistent with the Fund’s best interests. However, if it does so, the Fund may not achieve its investment objectives. For example, should the stock market advance during this period, the Fund may not participate as much as it would have if it had been more fully invested in stocks.

Non-Diversification. As a “non-diversified” mutual fund under the 1940 Act, the Fund may invest half of its total assets in two or more securities, while the other half is spread out among investments not exceeding 5% of the Fund’s total assets at the time of purchase. As a result, the Fund has the ability to take larger positions in a smaller number of securities than diversified mutual funds, which may invest a maximum of 25% of their total assets in any one security. These limitations do not apply to U.S. Government securities, including certain mortgage-related securities backed by the full faith and credit of the U.S. Government, such as GNMA mortgage-related securities.

Portfolio Turnover Risks. A change in the securities held by the Fund is known as “portfolio turnover.” Under normal circumstances, the length of time that the Fund has held a particular security is not generally a consideration in the Fund’s portfolio management investment decisions. However, portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains including short-term capital gains that are generally taxed to shareholders at ordinary income tax rates. High portfolio turnover rates (i.e., in excess of 100% annually) can lead to increased costs, could cause you to pay higher taxes and could negatively affect the Fund’s performance. The Fund currently expects that its portfolio turnover will not exceed 100% annually.

Disclosure of Fund’s Portfolio Securities Holdings
A description of the Fund’s polices and procedures with respect to the disclosure of the Fund’s portfolio securities holdings to third parties is available in the Fund’s Statement of Additional Information under the heading “Portfolio Holdings Information” and on the Fund’s website, www.alescoglobal.com.

Management of the Fund

Investment Adviser
The Trust retains Alesco Global Advisors LLC (“AGA” or the “Adviser”) to manage the investments of the Fund. AGA is located at 400 South El Camino Real, Suite 1250, San Mateo, California 94402. Organized in August 2005, AGA is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. AGA currently manages a hedge fund investing in Realty Securities but previously has not managed a registered investment company. In the future, AGA also may sponsor and manage other pooled investment vehicles, which may include a closed-end investment company or a REIT.

Subject to the direction and control of the Board, AGA regularly provides the Fund with investment research, advice, management and supervision and furnishes a continuous investment program for the Fund’s portfolio consistent with the Fund’s investment objectives, policies and limitations as stated in this Prospectus and the Fund’s Statement of Additional Information. From time to time, AGA determines what securities will be purchased, retained or sold by the Fund and implements those decisions, all subject to the provisions of the Fund’s Declaration of Trust, the 1940 Act, the applicable rules and regulations of the SEC, and other applicable federal and state laws, as well as the investment objectives, policies and limitations of the Fund set forth in this Prospectus and the Fund’s SAI.

Portfolio Managers
Since July 1, 2006, Jay Paul Leupp has served as the Fund’s lead portfolio manager, assisted by co-portfolio managers Brett D. Johnson and David R. Ronco.

Mr. Leupp is the Chief Executive Officer and Managing Principal of AGA. Before founding AGA, Mr. Leupp was a managing director at RBC Capital Markets (“RBC”), an investment banking group of the Royal Bank of Canada, where he oversaw a five-person equity research team that provided comprehensive coverage of the multifamily, retail, office, industrial and specialty REIT sectors in the United States. His team’s coverage universe included over 60 publicly traded real estate companies. Prior to joining RBC in 2002, Mr. Leupp was managing director of real estate equity research at Robertson Stephens & Co., Inc., an investment banking firm at which he founded the real estate equity research group in 1994. From 1991 to 1994, he was vice president of the Staubach Company, specializing in the leasing, acquisition and financing of commercial real estate. From 1989 to 1991, Mr. Leupp also served as a development manager with Trammell Crow Residential, the nation’s largest developer of multifamily housing. Mr. Leupp holds a bachelor’s degree in accounting from Santa Clara University and an MBA from Harvard University. Mr. Leupp is a member of the Board of Directors of Sentinel Vision Corporation and Chaminade College Prepatory (Los Angeles). He is also a member of the Santa Clara University Board of Regents and is a Policy Board Member of the Fisher Center for Real Estate at the University of California, Berkeley.

Mr. Johnson is a Principal and Portfolio Manager of AGA. Before joining AGA, Mr. Johnson was a vice president and member of Mr. Leupp’s real estate equity research team at RBC. Prior to joining RBC in 2004, Mr. Johnson was an associate at Empresas Bern, a real estate development company headquartered in Panama City, Panama. From 2003 to 2004, Mr. Johnson was an associate at Alesco, LLC, a San Francisco-based real estate investment partnership. From 2000 to 2002, Mr. Johnson was an associate in the real estate equity research group at Robertson Stephens & Co., Inc. Mr. Johnson holds a bachelor’s degree in economics and international relations from Stanford University.

Mr. Ronco is a Principal and Portfolio Manager of AGA. Before joining AGA, Mr. Ronco was a vice president and member of Mr. Leupp’s real estate equity research team at RBC. Prior to joining RBC in 2002, Mr. Ronco was an associate in the real estate equity research group at Robertson Stephens & Co., Inc. From 2000 to 2001, Mr. Ronco was an analyst at the investment banking firm of Salem Partners LLC. Mr. Ronco holds a bachelor’s degree in economics from Stanford University.

The Fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Advisory Fees
The Fund’s investment adviser receives an investment advisory and management fee from the Fund at the annual rate of 1.25% of the average daily net assets of the Fund. The Fund’s Investment Advisory and Management Agreement also requires the Fund’s investment adviser to waive its management fees and, if necessary, reimburse expenses of the Fund to the extent necessary to limit the Fund’s total operating expenses for Class A to 1.50% of the Class A’s average daily net assets up to $200 million, 1.45% of such assets from $200 million to $500 million, 1.40% of such assets from $500 million to $1 billion, and 1.35% of such assets in excess of $1 billion; and similarly for Class K to limit the Fund’s total operating expenses to 1.95% of the Class K’s average daily net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion. However, such agreements do not extend to the Fund’s expenses, estimated to be up to 0.05% of such assets, due to holding or carrying the Fund’s securities, including expenses of dividends on stock borrowed to cover a short sale or interest, fees or other charges incurred in connection with any leverage and related borrowings, which are paid by the Fund. These arrangements will continue as long as the Board annually renews the Investment Advisory and Management Agreement.

A discussion regarding the basis for the Board’s approval of the Investment Advisory and Management Agreement is available in the Fund’s Annual Report to Shareholders dated December 31, 2006.

Fund Administration, Transfer Agent and Custody Services
As the Fund’s administrator (and not as its investment adviser), AGA is obligated to provide all of the Fund’s necessary administration services and has engaged U.S. Bancorp Fund Services, LLC, located in Milwaukee, Wisconsin (“Transfer Agent”), to provide transfer agent services to the Fund and sub-administration services to AGA in respect of the Fund. Union Bank of California, N.A., serves as custodian for the Fund.

Distributor
Rafferty Capital Markets, Inc. (the “Distributor”) serves as principal underwriter for the Fund and as such, is the exclusive agent for the distribution of shares of the Fund.

How To Purchase Shares

Before You Invest -- Available Share Classes
The Fund offers investors two different classes of shares -- Class A and Class K. These two different classes represent interests in the same portfolio of securities, but each class has different sales charges and expenses and will likely have different share prices. When you buy shares, please remember to specify the class of shares you want to buy.

Class A Shares. If you buy Class A shares, you will pay an up-front sales charge or “load” of 5.75% of the investment offering price. However, your Class A shares will not be subject to the Fund’s Distribution and Service Fee (the “Rule 12b-1 Plan Fee”) and will have lower total annual fund operating expenses than will Class K shares.

Class K Shares. If you buy Class K shares, you will not pay an up-front sales charge or “load.” However, your Class K shares will be subject to Rule 12b-1 Plan Fee of 0.25% of the Fund’s average annual net assets and will have higher total annual fund operating expenses than will Class A shares. Please see the “Class K Shares Distribution and Service Fee (12b-1 Plan)” section below for further information.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. Factors you and/or your financial advisor should consider in choosing a class of shares include how long you expect to own the shares; how much you intend to invest; and the total expenses associated with owning shares of one class versus owning shares of the other class. Please consider that over sufficient time, the aggregate of the Class K Shares 0.25% Rule 12b-1 Plan Fees may be greater than the 5.75% initial Class A sales load.

Purchasing Fund Shares
You may purchase shares of the Fund in several different ways as described below. In general, you may open an account directly through the Fund’s Transfer Agent or through a brokerage firm or other financial institution that has agreed to sell the Fund’s shares or otherwise has been authorized and designated by the Fund to receive purchase and redemption orders from investors on the Fund’s behalf for purposes of Rule 22c-1 under the 1940 Act (each referred to in this Prospectus as a “Broker”). Further,

•
Class A Shares -- Only Through Certain Brokers. You may purchase Class A shares only through a Broker that has agreed to sell the Fund’s Class A shares with an up-front sales charge or “front-end load.”

•	Class K Shares. You may purchase Class K shares either:

o
Directly through the Distributor / Transfer Agent by reviewing this prospectus and opening an account with the Transfer Agent by completing and returning the account application that is included with this prospectus; or

o	Indirectly through a Broker that has agreed to sell the Fund’s Class K shares without any up-front sales charge or front-end load, but still subject to the 12b-1 Plan Fee.

In compliance with the U.S.A. Patriot Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Feel free to contact the Transfer Agent at 1-888-884-8482 if you need additional assistance when completing your application.

If the Fund or the Transfer Agent does not have a reasonable belief of the identity of a customer, the Fund or the Transfer Agent may reject the account or you will not be allowed to perform a transaction in respect of the account until such information is received. The Fund may also reserve the right to close the account within five (5) business days, if it does not receive clarifying information/documentation. The Fund deems Brokers responsible for ensuring compliance with the U.S.A. Patriot Act of 2002 regarding their customers regarding investment in the Fund.

Class A Sales Charge
The “public offering price,” the price you pay to buy Class A shares~~,~~ includes the sales charge shown below, which will be deducted directly from your investment. Thus, your “net amount invested” in Class A shares following your purchase will be the aggregate amount that you pay minus the sales charge.

Sales Charge As A Percentage Of		Broker Commission As A Percentage Of
Investment Offering Price	Net Amount Invested	Offering Price
5.75%	6.10%	5.00%

Class A Purchases Not Subject to Sales Charges.  Class A shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge. Certain investors having specified business relationships with the Fund, such as employees of Brokers authorized to sell the Fund, and officers, managers, members and employees of the Adviser, its affiliates and their service providers, may qualify to purchase Class A shares without any sales charge. Please see the Statement of Additional Information for more information. Otherwise, the Fund offers no arrangements (e.g., letters of intent, accumulation plans, dividend reinvestment plans, withdrawal plans, exchange privileges, employee benefit plans, redemption reinvestment plans or sales charge waivers) that would result in discounts, breakpoints or eliminations of the Class A sales charge. Accordingly, the Fund does not provide any separate or additional disclosure or discussion regarding the Class A sales charge on any website.

Right of Reinvestment. “Dividends and Distributions” below describes how you may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge.

Class K Shares Distribution and Service Fee (12b-1 Plan)
Class K shares are sold without any initial sales charge or load. However, the Fund has adopted a 12b-1 Plan for its Class K shares under which the Fund may pay up to 0.25% per year of the average daily net assets attributable to Class K shares for certain service and distribution expenses incurred by this class of shares. (This type of plan is named after the rule under the securities laws that permit it.) Because 12b-1 Plan fees paid by the Fund are an ongoing expense, they will increase the cost of an investment in the Fund’s Class K shares, and over time, may cost an investor in Class K shares more than other types of sales charges.

Investment Minimums
Initial Investment - $2,000 Minimum. Your initial investment in the Fund ordinarily must be at least $2,000.

Additional Investments - $50 Minimum. You may purchase and add shares to your initial investment in Fund shares, and the minimum amount for each additional investment is $50. Each additional purchase request must contain the account name and number to permit proper crediting. Please note that a service fee of $25.00 will be deducted from your Fund account for any purchase payments that do not clear.

Purchasing Shares Through Your Broker
Any order placed with a Broker is treated as if it were placed directly with the Fund. If you purchase through your Broker, your Fund shares will be held in one or more pooled accounts in the Broker’s name, and the Broker will maintain your individual ownership information. The Broker is responsible for processing your order correctly and promptly, keeping you advised of the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s prospectus. Purchase orders given to Brokers prior to the close of the regular session of trading on the New York Stock Exchange (“NYSE”), usually 4:00 p.m., Eastern time, on any business day that the NYSE is open for trading, and transmitted to the Transfer Agent in accordance with the Broker’s agreement with the Fund will be confirmed at the net asset value determined as of the close of the regular session of trading on that day. See the “When Purchase Orders Are Received” section below. It is the responsibility of your Broker to transmit properly completed orders promptly. Brokers may charge a fee (separately negotiated with their customer) for effecting purchase orders for Class K shares.

Purchasing Class K Shares Directly Through the Distributor / Transfer Agent
Purchasing by Mail. You may open an account and make an initial investment in the Fund’s Class K shares by sending a check and a completed account application form to the Transfer Agent at the addresses below. All investments by check should be in U.S. dollars drawn on a domestic financial institution. Checks should be made payable to “AGA Total Return Realty Plus Fund.” Each additional purchase request must contain the account name and number to permit proper crediting.  The Fund will not accept payment in cash, money orders or cashier’s checks in amounts of less than $10,000. Also, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment. Please note that a service fee of $25 will be deducted from your Fund account for any purchase that does not clear.

By Regular Mail Marketocracy Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701
By Overnight Mail
Marketocracy Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin
53202-5201
NOTE: The Fund does not consider
the U.S. Postal Service or other
independent delivery services to be its
agent for purposes of time of delivery.

Purchasing Class K Shares by Wire -- Initial Investment.  If you wish to make your initial investment in the Fund’s Class K shares through the Distributor / Transfer Agent by wire, before you wire any funds, please contact the Transfer Agent by phone to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile. Upon receipt of your application, the Transfer Agent tentatively will open an account for you and a service representative will contact you within 24 hours to provide an account number and wiring instructions. You may then contact your bank to initiate the wire using the instructions you were given. Your investment in the Fund will not be effective until your wired funds are received by the Fund.

Purchasing Class K Shares by Wire -- Additional Investments. Before sending your wire for your additional investment in the Fund’s Class K shares through the Transfer Agent, please contact the Transfer Agent to advise it of your intent to wire funds. This will assist the Transfer Agent in promptly and accurately crediting your account upon receipt of your wire.
  U.S. Bank, National Association
  777 East Wisconsin Avenue
  Milwaukee, WI 53202
  ABA #075000022
  Credit: U.S. Bancorp Fund Services, LLC
  A/C #112-952-137
  Further Credit: Marketocracy Funds, AGA Total Return Realty Plus Fund
  (name/title on the account & account #)

Purchasing Class K Shares by Telephone -- For Subsequent Investments
You may purchase additional Class K shares of the Fund by calling 1-888-884-8482. If elected on your account application, telephone orders of $50 or more will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (“ACH”) network. You must have banking information established on your account prior to making a purchase of Class K shares by telephone. Your Class K shares will be purchased at the next asset value calculated after your telephone purchase order is received.

Class K Shares Automatic Investment Plan. By completing the Automatic Investment Plan section of the account application, you may make automatic monthly investments through the Transfer Agent in the Fund’s Class K shares from your bank, savings and loan or other depository institution account~~,~~ which must be a member of the ACH network account. The minimum investment must be $50 under the plan. Currently, neither the Fund nor the Transfer Agent charge to you for participating in the Automatic Investment Plan. If, however, your payment does not clear, the Transfer Agent may charge a $25 fee to your account. Your depository institution may impose its own charge for debiting your account, which would reduce your return from an investment in the Fund’s Class K shares. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent. However, your request must be received 5 days prior to the effective date of such change or discontinuance.

When Purchase Orders Are Received
Shares of the Fund are sold on a continuous basis at the applicable public offering price next determined after your Broker or the Transfer Agent has received your purchase order. Purchase orders given to the Transfer Agent or to Brokers prior to the close of the regular session of trading on the NYSE, usually 4:00 p.m., Eastern time, on any business day that the NYSE is open for trading, and for orders given to Brokers transmitted to the Transfer Agent in accordance with the Broker’s agreement with the Fund, will be confirmed at the applicable public offering price determined as of the close of the regular session of trading on that day. For this purpose, the any order for Fund shares placed with your Broker that has agreed to sell the Fund’s shares is treated as if it were placed directly with the Fund. NOTE: The Fund does not consider the U.S. Postal Service or other independent delivery services to be the same as a Broker for this purpose.

Additional Purchase Information
Your Broker or the Transfer Agent mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Fund reserves its rights to limit the amount of any investments and to reject any purchase order in whole or in part or refuse to sell to any person for any reason or no reason. If your order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

How to Sell (“Redeem”) Shares

You may redeem shares of the Fund on any day that the Trust is open for business. You will receive the net asset value per share next calculated after the Transfer Agent receives your redemption request in proper form. Payment for shares redeemed will normally be made on the business day following the redemption but in no event later than the seventh calendar day after the redemption is made. If any portion of the redemption represents shares purchased by check, the Fund may delay the payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the purchase checks has been collected. This may take up to fifteen days from the purchase date. To eliminate this delay, you may wish to consider purchasing shares of the Fund through the Transfer Agent by wire as described in the “How to Purchase Shares” section above.

Redeeming Shares Through Your Broker
You must redeem any Fund shares held for you in your Broker’s name only through your Broker. Redemption requests given to your Broker must be received by the Transfer Agent prior to 4:00 p.m., Eastern time, on any business day the Fund is open for business to be confirmed at the net asset value determined as of the close of the regular session of trading on the New York Stock Exchange on that day (unless the shares are Class A shares subject to a contingent deferred sales charge as described above, which will be deducted from the payment). The manner of determining when redemption requests are received is determined in the same as for receipt of purchase orders. See the “When Purchase Orders Are Received” section above. It is the responsibility of your Broker to transmit properly completed redemption requests promptly.

Redeeming Shares Through the Transfer Agent
Redeeming By Mail. You may redeem from your account any number of shares registered in your name at the Transfer Agent by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust’s account records. If the shares you wish to redeem have a value in excess of $50,000, an eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) must guarantee your signature. If the name(s) or address on your account has been changed within 30 days of your redemption request, you will be required to request the redemption in writing with your signature guaranteed, regardless of the value of the shares being redeemed. Written redemption requests also may direct that the proceeds be deposited electronically according to the commercial bank wiring instructions designated for your account at the time of redemption. Proceeds of redemptions requested by mail are normally mailed within three business days following receipt of instructions in proper form.

Redeeming By Telephone. You may redeem from your account shares registered in your name at the Transfer Agent having a value of $50,000 or less by telephone. The proceeds will be sent to the address of record or wired to a shareholder’s bank account of record, or proceeds may be sent via electronic funds transfer through the ACH network to the bank account of record. Wire transfers are subject to a $15 fee paid by the investor; however, you will not incur any charge when proceeds are sent via the ACH network. To redeem by telephone, call the Transfer Agent (nationwide toll-free 1-888-884-8482). The redemption proceeds will normally be sent on the next business day after receipt of your telephone instructions. IRA accounts are not redeemable by telephone. Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

The telephone redemption privilege is automatically available to all new accounts (except for IRAs) opened at the Transfer Agent. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Transfer Agent and instruct them to remove this privilege from your account.

You may change the bank or brokerage account that you have designated at any time by writing to the Transfer Agent with your signature guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). A signature guarantee will also be required when changing ownership of an account, when proceeds are sent to any person, address or bank account not on record and may also be required when adding or changing automated bank instructions. The Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation. The Transfer Agent reserves the right to suspend the telephone redemption privilege with respect to any account if the name(s) or the address on the account has been changed within the previous 30 days.

Neither the Fund, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Fund or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Additional Redemption Information.  If you would like your proceeds to go somewhere other than your home address or bank address of record, you may send a letter of instruction signed by all owners of the account. The letter will need to have all signatures guaranteed by an eligible guarantor institution as described above.

If your instructions request a redemption by wire, the proceeds will be wired directly to your existing account in any commercial bank or brokerage firm in the United States according to the commercial bank wiring instructions designated for your account at the time of redemption, and the Transfer Agent will charge you a $15 processing fee. The Trust reserves the right, upon 30 days written notice, to change the processing fee. All charges will be deducted from your account by redeeming shares in your account. Your bank or Broker may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated commercial bank or Broker account.

Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution by way of an ACH transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about ACH transactions.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

At the discretion of the Fund or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

The Fund reserves the right to require you to close your account, other than an IRA account, if at any time the value of your shares is less than $2,000 (based on actual amounts invested, unaffected by market fluctuations), or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust’s intention to close your account, you will be given 60 days to increase the value of your account to the minimum amount.

The Fund reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission. Under unusual circumstances, when the Board deems it appropriate, the Fund also may make payment for shares redeemed in portfolio securities of the Fund taken at current value. The automatic purchase plan that you have initiated for the account will be cancelled.

The Fund reserves the right to suspend the redemption of Fund shares when the securities markets are closed, trading is restricted for any reason, an emergency exists and disposal of securities owned by the Fund is not reasonably practicable, the Fund cannot fairly determine the value of its net assets or the Commission permits the suspension of the right of redemption or postpones the date of payment of a redemption.

If the amount you redeem is large enough to affect the Fund’s operations or the Fund otherwise deems it desirable or necessary, the Fund may, subject to certain limitations, pay all or a portion of your redemption “in kind.” This means that the Fund may pay you in portfolio securities rather than cash. If this occurs, you may incur transaction costs when you sell the securities you receive.

Risks of Frequent Purchases and Redemptions

Frequent or short-term purchases and redemptions (market timing) or other excessive trading into and out of a mutual fund by investors may cause the dilution in the value of the shares held by that mutual fund’s long-term shareholders. Such activities also may interfere with the efficient management of the mutual fund’s portfolio or may result in increased brokerage and administrative costs to the mutual fund. Notwithstanding these possibilities, the Fund neither encourages nor discourages such trading activities. Accordingly, the Fund has not adopted any policies and procedures with respect to, market timing or other excessive trading by the Fund’s shareholders, including any policies or procedures for detecting any such activities by shareholders holding their Fund shares directly or through omnibus accounts at Brokers. The Board deems it appropriate for the Trust not to adopt such policies and procedures based on certain representations by the Adviser and the other characteristics of the Fund, including:

Right to Refuse Any Share Purchase. The Fund reserves its rights to limit the amount of any investments and to reject any purchase order in whole or in part or refuse to sell to any person for any reason, or no reason.

No Exchange Privileges. The Fund’s shareholders have no exchange privilege to any other mutual fund. Thus, there is no opportunity of market timers to exchange between the Fund and another series of the Trust or another mutual fund.

Reduced Opportunity for Time Zone Arbitrage. Although the Fund may invest in Realty Securities of non-U.S. issuers, the Adviser has represented to the Board that the Adviser expects initially the vast majority of the Fund’s portfolio securities will be traded primarily on U.S. securities exchanges. Thus, the Adviser believes there would be little opportunity to engage in “time zone arbitrage” market timing to exploit events occurring after the close of those markets and the time the Fund next calculates its net asset value.

Relatively Low Expected Sector Volatility. Although the Fund concentrates its investments in the real estate-related companies / Realty Securities sector, the Adviser has represented to the Board that this sector has less than market average volatility, and that the Adviser expects the securities that the Fund will hold in its portfolio will have less than sector-average volatility.

Expected Portfolio Composition. Although the Fund (i) concentrates its investments in the real estate-related companies / Realty Securities sector and (ii) is not “diversified” within the meaning of the 1940 Act (because it has retained the flexibility to invest, if it so elects, more of its assets in fewer issuers than can an investment company that is “diversified” within such meaning), the Adviser has represented to the Board that the Fund’s expected portfolio will contain securities of a significant number of different issuers having a wide variety of businesses, products, services, etc., within that sector. See “Principal Strategies - Realty Securities” in the “Risk/Return Summary” at the beginning of the prospectus. With such an expected portfolio, the Adviser believes that the potential for profitable market timing of the Fund likely is considerably lower than many other mutual funds, even those not concentrating investments in a single sector, as does the Fund.

Shareholder Services

Shareholder Services -- Broker
Contact your Broker directly to inquire about the shareholder services that it offers you in respect of the Fund.

Shareholder Services -- Transfer Agent
Contact the Transfer Agent (nationwide toll-free 1-888-884-8482) for additional information about the shareholder services described below.

Retirement Plans. You may purchase shares of the Fund for your individual retirement plans. Please call the Transfer Agent at the above number for the most current listing and appropriate disclosure documentation on how to open a retirement account.

Shareholder Reports and Confirmations. As a shareholder, you will be provided annual and semi-annual reports showing the Fund’s portfolio investments and financial information. Account and tax statements will be mailed to you on an annual basis. You will also receive confirmations of your purchases and redemptions of Fund shares.

Household Delivery of Shareholder Documents.  Only one Prospectus, Annual and Semiannual Report will be sent to shareholders with the same last name and address on their Marketocracy accounts, unless you request multiple copies. If you would like to receive separate copies, please call us at 1-888-884-8482. We will begin sending your additional copies free of charge within 30 days. If your shares are held through a Broker, please contact them directly.

Dividends and Distributions

The Fund expects to distribute substantially all of its net investment income and net realized gains, if any, at least annually. A dividend from net investment income represents the income the Fund earns from dividends and interest paid on its investments, after payment of the Fund’s expenses. The Fund intends to pay dividends quarterly. A capital gain is the gain that the Fund recognizes in connection with the sale or disposition of a security that has appreciated in value since it was acquired by the Fund. Each recognized capital gain is either short-term or long-term. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets. The short-term or long-term status of any capital gains distribution is determined by how long the Fund has held the underlying security that was sold, rather than how long you have held your Fund shares. The Fund intends to pay capital gains annually, usually in December.

The Fund may also receive distributions of short-term, long-term and unrecaptured Code Section 1250 capital gains from REITs. To the extent the Fund receives such distributions, such capital gains (including unrecaptured Section 1250 capital gains) will be distributed to shareholders of the Fund.

You will participate in any distributions that the Fund declares starting the day after your purchase of the Fund’s shares is effective. Because the REITs the Fund invests in do not provide complete information about the taxability of their distributions until after the calendar year-end, the Fund may not be able to determine how much of its distribution is taxable to shareholders until after the January 31 deadline for issuing Form 1099-DIV. As a result, the Fund may request permission from the Internal Revenue Service each year for an extension of time to issue Form 1099-DIV until February 28.

Unless you provide a written request to your Broker or the Transfer Agent to receive payments in cash, your dividends and distributions will automatically be reinvested in additional shares of the Fund. You may indicate on your application whether or not you wish to have your dividends distributed in cash payments. All distributions will be based on the net asset value in effect on the payable date.

If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain un-cashed for six months, your dividends may be reinvested in your account at the then-current net asset value. All future distributions will automatically be reinvested in shares of the Fund. No interest will accrue on amounts represented by un-cashed distribution checks.

Unless you invest through a tax deferred retirement account (such as an IRA), it generally is not to your advantage to buy the Fund’s shares shortly before the Fund makes a distribution. This is known as “buying a dividend.” Buying a dividend may cost you money in taxes because you will receive, in the form of a taxable distribution, a portion of the money you just invested (even if you elected to have it reinvested in additional Fund shares). To avoid “buying a dividend,” check the Fund’s proposed distribution schedule before you invest by calling your Broker or the Transfer Agent.

Taxes

The Fund intends to continue to qualify and to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code by annually distributing substantially all of its net investment company taxable income, net tax-exempt income and net capital gains in dividends to its shareholders and by satisfying certain other requirements related to the sources of its income and the diversification of its assets. By so qualifying, the Fund will not be subject to federal income tax or excise tax on that part of its investment company taxable income and net realized short-term and long-term capital gains that it distributes to its shareholders in accordance with the Internal Revenue Code’s timing requirements. However, the Fund can give no assurances that its distributions will be sufficient to eliminate all taxes.

Dividends and distributions paid to shareholders (whether received in cash or reinvested in additional shares) are generally subject to federal income tax and may be subject to state and local income tax. Dividends from net investment income and distributions from any excess of net realized short-term capital gains over net realized capital losses are taxable to shareholders (other than tax-exempt entities that have not borrowed to purchase or carry their shares of the Fund) as ordinary income.

You will be subject to federal income tax on all Fund distributions regardless of whether you receive them in cash or elect to have them reinvested in Fund shares. Dividend distributions and distributions of the Fund’s net short-term capital gains generally are taxable to you as ordinary income. The rules that provide for the taxation of “qualified dividend income” to individuals at net capital gain rates generally will not apply to dividends from the Fund. Dividends paid to corporate investors generally will not be eligible for the dividends received deduction. Distributions of the Fund’s net long-term capital gains are taxable to you as long-term capital gains. Distributions of unrecaptured Code Section 1250 capital gains are taxable at a maximum rate of 25% if you are in the 28% or higher tax bracket.

The REITs in which the Fund invests may generate significant non-cash deductions, such as depreciation on real estate holdings, while having greater cash flow to distribute to their shareholders. If a REIT distributes more cash than it has current or accumulated earnings and profits, a return of capital results. Similarly, the Fund may pay a return of capital distribution to you by distributing more cash than its current or accumulated earnings and profits. The cost basis of your shares will be decreased by the amount of returned capital (but not below zero), which may result in a larger capital gain or smaller capital loss when you sell your shares. To the extent such a distribution exceeds your cost basis in your shares, you generally will be treated as realizing taxable gain from the sale or exchange of your shares.

If you sell your shares, any gain or loss generally is a taxable event. You may also be subject to state and local income taxes on dividends, capital gain distributions or capital gains from the sale of Fund shares.

Your Broker or the Fund will mail a statement to you or annually indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, you may be subject to state and local taxes on distributions.

This tax information provides only a general overview but does not address all of the tax issues that may be relevant to you. It does not apply if you invest in a tax deferred retirement account such as an IRA. Please consult your own tax advisor about the tax consequences of a Fund investment based upon your particular circumstances. Please see “Taxation” in the Fund’s SAI.

Special Options Trading and Futures Transactions Tax Risks.  Call option premiums received by the Fund will be recognized upon exercise, lapse or other disposition of the option and generally will be treated by the Fund as short-term capital gain or loss. The call options employed by the Fund reduce risk to the Fund by diminishing its risk of loss in offsetting positions in substantially similar or related property, thereby giving rise to “straddles” under the federal income tax rules. The straddle rules require the Fund to defer certain losses on positions within a straddle and terminate or suspend the holding period for certain securities in which the Fund does not yet have a long-term holding period or has not yet satisfied the holding period required for qualified dividend income. As a result, it is difficult for the Fund to assure shareholders of any particular level of regular quarterly net investment income (income other than net long-term capital gain) and of any particular level of capital gains distributions.

The Fund expects to generate premiums from the writing of call options. The Fund will recognize short-term capital gains upon the expiration of an option that it has written. If the Fund enters into a closing transaction, the difference between the amount paid to close out its option position and the premium received for writing the option will be short-term gain or loss. Transactions involving the disposition of the Fund’s underlying securities (whether pursuant to the exercise of a call option, put option or otherwise) will give rise to capital gains or losses. Due to the tax treatment of securities on which call options have been written, the Fund currently expects that much of the gains from the sale of the securities underlying options held by the Fund will be short-term capital gains. Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying stocks may force the Fund to realize capital gains or losses at inopportune times.

The Fund’s transactions in options are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (ii) treat dividends that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income and (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited).

To the extent that any futures contract or option on a futures contract held by the Fund is a “section 1256 contract” under Section 1256 of the Internal Revenue Code, the contract will be marked-to-market annually and any gain or loss will be treated as 60% long-term and 40% short-term, regardless of the holding period for such contract. Section 1256 contracts include Fund transactions involving call options on a broad based securities index, certain futures contracts and other financial contracts.

Calculation of the Public Offering Price

The public offering price (net asset value plus any applicable sales charge) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each day the NYSE is open for business and may also be determined on any other day when there is a purchases or redemption of the shares of the Fund. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the particular Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of net asset value after the order is placed.

Portfolio securities are valued as follows:

(1)
securities that are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the most recent bid price,

(2)
securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued,

(3)	securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and

(4)
securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board.

In general, the Fund “fair values” securities (or other assets) when the Fund’s sub-administrator, administrator or investment adviser do not receive market quotations for those securities (or other assets) or, in some limited cases, receive market quotations for the securities or other assets that they do not believe are reliable or correct. Circumstances that might give rise to the Fund fair valuing a security include trading halts, de-listing of the security, early closing or failure of the opening of the primary exchange on which the security primarily trades, and corporate actions, e.g., stock splits, tender offers, reorganizations or exchanges. With respect to the Fund’s investments in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based in part upon the net asset values of such investment companies. The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Despite diligence and good faith, the fair valuing of the Fund’s portfolio securities could lead to values, which in hindsight and with information not available when fair valuing, that are not entirely accurate. The Fund regularly reviews the appropriateness and accuracy of the method it uses in valuing its portfolio securities to determine if it should make any necessary adjustments.

The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

NOTE: If the Fund has portfolio securities that are primarily listed on foreign exchanges and trade on weekends or other days when the Fund does not price its shares, please note that the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Financial Highlights

The financial highlight table below shows the Fund’s financial performance information for the period ended December 31, 2006. This information has been audited by Tait, Weller & Baker LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

Class A	Period Ended December 31, 2006 (1)

Net asset value, beginning of period	$10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income	0.08
Net realized and unrealized gains on investments	1.05
Total from investment operations	1.13
LESS DISTRIBUTIONS
From net investment income	(0.07)
Total Distributions	(0.07)

Net asset value, end of period	$11.06
Total return without sales load	11.26%^
Total return with sales load	4.86%^

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period	$55,623
RATIO OF EXPENSES TO AVERAGE NET ASSETS	1.50%+
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	1.53%+
Portfolio turnover rate	69%^

(1) The Fund commenced operations on July 3, 2006.
^ Not annualized.
+Annualized.

Class K	Period Ended December 31, 2006 (1)

Net asset value, beginning of period	$10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income	0.05
Net realized and unrealized gains on investments	1.04
Total from investment operations	1.09
LESS DISTRIBUTIONS
From net investment income	(0.05)
Total Distributions	(0.05)

Net asset value, end of period	$11.04
Total Return	10.95%^

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period	$88,806
RATIO OF EXPENSES TO AVERAGE NET ASSETS	1.95%+
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	1.51%+
Portfolio turnover rate	69%^

(1) The Fund commenced operations on July 3, 2006.
^Not annualized.
+Annualized.

8

Investment Adviser Alesco Global Advisors LLC 400 South El Camino Real, Suite 1250 San Mateo, CA 94402	Underwriter Rafferty Capital Markets, Inc. 59 Hilton Avenue, Suite 101 Garden City, NY 11530
Transfer Agent U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202	Independent Registered Public Accounting Firm Tait, Weller & Baker, LLP 1818 Market Street, Suite 2400 Philadelphia, PA 19103
Marketocracy Funds 1200 Park Place, Suite 100 San Mateo, CA 94403

Additional information about the Fund is included in the Fund’s Statement of Additional Information dated April 27, 2007, as amended from time to time, which is incorporated by reference in its entirety. Additional information about the Fund’s investments will be available in the Fund’s annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the Fund’s Statement of Additional Information, annual and semiannual reports or other information about the Fund, or to make shareholder inquiries about the Fund, please call:

1-888-884-8482

or visit the AGA Total Return Realty Plus Fund Internet site, www.alescoglobal.com. You also may review and obtain copies of the Fund’s information (including the Statement of Additional Information) at the SEC Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund also are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of information may be obtained after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

Investment Act No. 811-09445

AGA TOTAL RETURN REALTY PLUS FUND

STATEMENT OF ADDITIONAL INFORMATION

April 27, 2007

This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus for AGA Total Return Realty Plus Fund dated April 27, 2007. A copy of the Fund’s Prospectus can be obtained by calling the Trust toll-free at 1-888-884-8482, or by writing the Fund at 400 S. El Camino Real, Suite 1250, San Mateo, CA 94402 or by visiting the Marketocracy Funds’ Internet site http://funds.marketocracy.com.

TABLE OF CONTENTS

THE TRUST	3
INVESTMENT OBJECTIVES AND POLICIES	3
INVESTMENT RESTRICTIONS	23
PORTFOLIO HOLDINGS INFORMATION	24
TRUSTEES AND OFFICERS	25
INVESTMENT ADVISORY AND OTHER SERVICES	29
PROXY VOTING POLICY	33
THE DISTRIBUTOR	33
DISTRIBUTION OF SHARES	33
SECURITIES TRANSACTIONS	34
PORTFOLIO TURNOVER	36
PURCHASE, REDEMPTION AND PRICING OF SHARES	36
TAXATION	38
HISTORICAL PERFORMANCE INFORMATION	42
CUSTODIAN	43
INDEPENDENT REGISTERED PUBLIC ACCOUNTANT	43
SERVICE PROVIDERS	43
FINANCIAL STATEMENTS	44
APPENDIX A - QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS	45
APPENDIX B -- PROXY VOTING POLICIES AND PROCEDURES	47

THE TRUST

Marketocracy Funds (the “Trust”), an open-end management investment company, was organized as a Delaware business trust on July 20, 1999. On June 2, 2000, the Trust changed its name from Ingenuity Capital Trust to Marketocracy Funds. The Trust currently offers two series of shares to investors, AGA Total Return Realty Plus Fund (the “Fund”), whose investment adviser is Alesco Global Advisors LLC (“AGA” or the “Adviser”), and Marketocracy Masters 100SM Fund (the “Masters Fund” and together with the Fund, collectively the “series” and individually, each a “series”). This Statement of Information (“SAI”) pertains only to the Fund, which is non-diversified within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust may start another series and offer shares of a new fund under the Trust at any time.

Each series capital consists of an unlimited number of shares of beneficial interest having a no par value. When issued, each series share or fraction thereof is fully paid, non-assessable, transferable and redeemable. Shares of each series have equal voting rights and liquidation rights, and are voted in the aggregate and not by series except in matters where a separate vote is required by the 1940 Act, or when the matter affects only the interest of a particular series. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees are to promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trusts outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of the income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interests in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of the series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series, and expenses allocated to the Fund are allocated in accordance with the Fund’s Multiple Class Plan. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Much of the information in this SAI expands on information contained in the Prospectus. Defined terms used herein have the same meanings as in the Prospectus. No investment in the shares of the Fund should be made without first reading the Prospectus.

INVESTMENT OBJECTIVES AND POLICIES

The following descriptions supplement the descriptions of the principal investment objectives, policies, strategies and risks as set forth in the Prospectus. Unless otherwise expressly stated to the contrary, the Fund’s investment objectives, policies and strategies are not fundamental and may be changed by the Board of Trustees (the “Board”) without the approval of shareholders, although the Fund has no current intention of so doing. See “Investment Restrictions” below.

The Fund’s primary investment objective is long-term total return. The Fund’s secondary objective is current income. Total return consists of capital appreciation realized from the purchase and sale of securities, interest and dividends from portfolio securities, and income from certain investment activities, including options trading.

Under normal circumstances, the Fund will invest at least 80% of its managed assets in U.S. and non-U.S. Realty Securities. Under normal circumstances, the Fund also may invest up to 20% of its managed assets in U.S. and non-U.S. securities and instruments other than Realty Securities and cash and cash equivalents, including but not limited to non-Realty equity and debt and fixed income securities of U.S. and non-U.S. issuers, money market instruments, shares of ETFs and investment companies, options, indexed securities, securities index futures, single stock futures, and options on such futures, and other derivatives, including securities and instruments whose investment results closely track the price and yield performance of various broad -- rather than real estate-related -- securities market indices, such as the Standard & Poor’s 500 Composite Stock Price Index (“S & P 500 Index”), which is an unmanaged index of common stocks generally considered to be representative of broad U.S. stock market performance.

The Fund also may use certain other investment techniques, including option trading, short selling, hedging and leverage. To the extent that these investment techniques involve Realty Securities, the Fund’s assets so used contribute toward meeting its investment policy, under normal circumstance, of investing under normal circumstances at least 80% of its managed assets in Realty Securities.

The “Plus” in the Fund’s name signifies that, as compared to most other investment companies concentrating their investments in the real estate industry, the Fund may both invest in a broader universe of real estate-related and real estate-intensive companies, securities and instruments and engage in a broader spectrum of investment techniques, including options trading, short selling, hedging and investing in futures and other derivatives. See “Risk/Return Summary - Principal Strategies” and “Investment Objectives and Policies” in the Prospectus.

REALTY SECURITIES. Realty Securities are (i) securities of U.S. and non-U.S. real estate-related companies of any size, including but not limited to equity and debt and fixed income securities of real estate investment trusts (“REITs”), real estate operating companies (“REOCs”), real estate service companies, companies in the homebuilding, lodging and hotel, healthcare, gaming, retailing, restaurant, natural resources and utility businesses, and other companies whose balance sheets or income statements are real estate-intensive; (ii) mortgage-related securities (up to 10% of the Fund’s managed assets), which generally are interests in pools of mortgage loans, most of which are “pass-through” securities, which means their holders generally receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as the mortgages in the underlying mortgages pool are paid off by the borrowers (“Mortgage-Related Securities”); and (iii) other securities and instruments, including but not limited to investment companies shares, ETF shares, options, indexed securities, securities index futures, single stock futures, and options on such futures, and other derivatives, whose investment results closely track or depend upon the price and/or yield performances of one or more real estate-related related companies or real estate-related unmanaged securities market index such as the Dow Jones Wilshire Real Estate Securities Index.

For purposes of its investment policy of investing under normal circumstances at least 80% of its managed assets in Realty Securities, the Fund considers a company to be “real estate-related” or “real estate-intensive” if at least twenty-fiver percent (25%) of the company’s actual or anticipated revenues, profits, assets, services or products are related to real estate, including but not limited to the ownership, renting, leasing, construction, management, development or financing of commercial, industrial or residential real estate. See “Investment Objectives - “Realty Plus”” in the Prospectus. REIT and other real estate-related company shares can be more volatile than—and at times will perform differently from—large company stocks such as those found in the Dow Jones Industrial Average.

MORTGAGE-RELATED SECURITIES. The Fund may invest in mortgage-related securities (“Mortgage-Related Securities”) issued or guaranteed by U.S. and non-U.S. issuers, including the U.S. Government or a foreign government, or one of its agencies or instrumentalities, or private issuers. The Mortgage-Related Securities in which the Fund may invest include collateralized mortgage obligations (“CMOs”) and interests in real estate mortgage investment conduits (“REMICs”).

CMOs are debt instruments issued by special purpose entities and secured by mortgages or other Mortgage-Related Securities, which provide by their terms for aggregate payments of principal and interest based on the payments made on the underlying mortgages or securities. CMOs are typically issued in separate classes with varying coupons and stated maturities. REMIC interests are Mortgage-Related Securities as to which the issuers have qualified to be treated as “real estate mortgage investment conduits” under the Internal Revenue Code of 1986, as amended (the “Code”), and have the same characteristics as CMOs.

The Fund may from time to time also invest in “stripped” Mortgage-Related Securities. These securities operate like CMOs but entitle the holder to disproportionate interests with respect to the allocation of interest or principal on the underlying mortgages or securities. A stripped Mortgage-Related Security is created by the issuer separating the interest and principal on a mortgage pool to form two or more independently traded securities. The result is the creation of classes of discount securities that can be structured to produce faster or slower prepayment expectations based upon the particular underlying mortgage interest rate payments assigned to each class. These obligations exhibit risk characteristics similar to Mortgage-Related Securities generally and zero coupon securities. Due to existing market characteristics, “interest only” and “principal only” Mortgage-Related Securities generally are considered illiquid. The prices of these securities are more volatile than the prices of debt securities that make periodic payments of interest.

Because the mortgages underlying Mortgage-Related Securities are subject to prepayment at any time, most Mortgage-Related Securities are subject to the risk of prepayment in an amount differing from that anticipated at the time of issuance. Prepayments generally are passed through to the holders of the securities. Any such prepayments received by the Fund must be reinvested in other securities. As a result, prepayments in excess of that anticipated could adversely affect yield to the extent reinvested in instruments with a lower interest rate than that of the original security. Prepayments on a pool of mortgages are influenced by a variety of economic, geographic, social and other factors. Generally, however, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts required to be reinvested are likely to be greater (and the potential for capital appreciation less) during a period of declining interest rates than during a premium over the principal or face value in order to obtain higher income. The recovery of any premium that may have been paid for a given security is solely a function of the ability to liquidate such security at or above the purchase price.

Each class of a CMO is usually issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of, and interest on, the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on Mortgage-Related Securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

EQUITY SECURITIES. Equity securities represent ownership interests, or the rights to acquire ownership interests, in an issuer and include common stocks, preferred stocks, convertible securities, options and warrants, with different types of equity securities providing different voting and dividend rights and priority if the issuer becomes bankrupt. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock or other equity security at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies. The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Fund, the investment characteristics of the underlying common stock or other equity security will assist the Fund in achieving its investment objectives. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Fund evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Fund considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer s profits, and the issuer’s management capability and practices.

WARRANTS. The Fund may invest in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

INDEXED SECURITIES. The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals, or other commodities, or other financial indicators. Indexed securities in some cases are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security whose price characteristics are similar to a put option on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends largely on the performance of the security, securities market, currency, commodity or other instrument to which they are indexed, and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

EXCHANGE TRADED FUNDS (“ETFs”). An ETF generally is an investment company, unit investment trust or a portfolio of securities deposited with a depository in exchange for depository receipts. The portfolios of ETFs generally consist of common stocks that closely track the performance and dividend yield of specific securities indices, either broad market, sector or international. ETFs provide investors the opportunity to buy or sell throughout the day an entire portfolio of stocks in a single security. Although index mutual funds are similar, they are generally traded only once per day at market close.

INVESTMENT COMPANIES. The Fund may invest a portion of its assets in other investment companies, including exchange traded funds and money market mutual funds. Any investment by the Fund in the securities of other investment companies, including money market funds, will be subject to the limitations on such investments contained in 1940 Act: The Fund and any company controlled by the Fund may not purchase more than three percent (3%) of the outstanding securities of another investment company (including many ETFs) or invest more than 5% of the Fund’s total assets in such other investment company. In addition, the Fund may not invest more than 10% of its total assets in the aggregate in other investment companies. Accordingly, the Fund may not be able to achieve the Fund's desired levels of investments in ETFs or no-load investment companies.

Investment in another investment company also usually involves payment of the other investment company's pro rata share of advisory fees or administrative and other fees and expenses charged by such investment company, in addition to those paid by the Fund. The Fund may purchase the equity securities of closed-end investment companies to facilitate investment in certain countries. Equity securities of closed-end investment companies generally trade at a discount to their net asset value, but also may trade at a premium to net asset value. The Fund may pay a premium to invest in a closed-end investment company in circumstances where the Fund determines that the potential for capital growth justifies the payment of a premium.

U.S. GOVERNMENT SECURITIES. U.S. Government Securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. These securities may have different levels of government backing. U.S. Treasury obligations, such as Treasury bills, notes and bonds are backed by the full faith and credit of the U.S. Treasury. Some U.S. government agency securities are also backed by the full faith and credit of the U.S. Treasury, such as securities issued by the Government National Mortgage Association (“GNMA”). Other U.S. Government Securities may be backed by the right of the agency to borrow from the U.S. Treasury, such as securities issued by the Federal Home Loan Bank, or may be backed only by the credit of the agency. The U.S. Government and its agencies and instrumentalities only guarantee the payment of principal and interest and not the market value of the securities. The market value of U.S. Government Securities will fluctuate based on interest rate changes and other market factors.

FOREIGN SECURITIES. The Fund may purchase securities of non-U.S. issuers and securities of U.S. issuers that trade in foreign markets (“foreign securities”). To the extent that foreign securities purchased by the Fund are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect: the Fund’s net asset values per share; the value of any interest earned; gains and losses realized on the sale of securities; and net investment income and capital gains, if any, to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of the Fund’s assets denominated in that currency will increase.

Correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of the Fund’s assets denominated in that currency will decrease. The performance of the Fund will be measured in U.S. dollars, the base currency for the Fund. When the Fund converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers realize a profit on the difference between the prices at which such dealers buy and sell currencies. See “Foreign Currency Transactions” below.

The Fund may engage in transactions in foreign securities that are listed on foreign securities exchanges, traded in the over-the-counter markets or issued in private placements. Transactions in listed securities may be effected in the over-the-counter markets if, in the opinion of the Fund, this affords the Fund the ability to obtain best price and execution.

Securities markets of foreign countries in which the Fund may invest are generally not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets. The differences between investing in foreign and U.S. companies include: (1) less publicly available information about foreign companies; (2) the lack of uniform financial accounting standards and practices among countries which could impair the validity of direct comparisons of valuations measures (such as price/earnings ratios) for securities in different countries;(3) less readily available market quotations for the securities of foreign issuers; (4) differences in government regulation and supervision of foreign stock exchanges, brokers, listed companies, and banks; (5) differences in legal systems which may affect the ability to enforce contractual obligations or obtain court judgments; (6) generally lower foreign stock market volumes; (7) the likelihood that foreign securities may be less liquid or more volatile, which may affect the ability of the Fund to purchase or sell large blocks of securities and thus obtain the best price; (8) transactions costs, including brokerage charges and custodian charges associated with holding foreign securities, may be higher; (9) the settlement period for foreign securities, which are sometimes longer than those for securities of U.S. issuers, may affect portfolio liquidity; (10) foreign securities held by the Fund may be traded on days that the Fund does not value its portfolio securities, such as Saturdays and customary business holidays, and accordingly, net asset value per share may be significantly affected on days when shareholders do not have the ability to purchase or redeem shares of the Fund; and (11) political and social instability, expropriation, and political or financial changes which adversely affect investment in some countries. These various risks may be greater in emerging market countries.

American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”) and other securities convertible into securities of foreign issuers may not necessarily be denominated in the same currency as the securities into which they may be converted, but rather in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories that evidence a similar ownership arrangement. Generally ADRs, in registered form, are designed for use in United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

SOVEREIGN DEBT OBLIGATIONS. The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing or emerging market countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

DEBT AND FIXED INCOME SECURITIES. The Fund may invest in bonds and other types of debt and fixed income obligations of U.S. and non-U.S. issuers. These securities may pay fixed, variable, adjustable or floating rates of interest, and may include zero coupon obligations that do not pay interest until maturity. Debt and fixed income securities may include:

•	bonds, notes and debentures issued by corporations;
•	U.S. Government Securities;
•	municipal securities;
•	Mortgage-Related Securities and asset-backed securities;
•
debt securities issued or guaranteed by foreign corporations and foreign governments, their agencies, instrumentalities or political subdivisions, or by government owned, controlled or sponsored entities, including central banks.

The Fund may invest in both investment grade and non-investment grade debt and fixed-income securities. Investment grade debt securities have received a rating from Standard & Moody’s Investors Service, Inc. (“Moody’s”) in one of the four highest rating categories or, if not rated, have been determined by the Adviser to be of comparable quality to such rated securities. Non-investment grade debt securities (typically called “junk bonds”) have received a rating from S&P or Moody’s of below investment grade, or have been given no rating and are determined by the Fund to be of a quality below investment grade. There are no limitations on the maturity or duration of debt securities that may be purchased by the Fund. See Appendix A for descriptions of these rating categories.

To collateralize or “cover” its short positions (which may be up to 40% of the Fund’s total assets), the Fund will invest in a wide variety of debt securities, including corporate debt securities (including bonds, debentures and notes), U.S. Government Securities, commercial paper (including variable amount master demand notes), and bank obligations such as certificates of deposit, bankers acceptances and time deposits of domestic and foreign banks, domestic savings associations and their subsidiaries and branches (in amounts in excess of the current $100,000 per account insurance coverage provided by the Federal Deposit Insurance Corporation).

BANK DEBT INSTRUMENTS. Bank debt instruments in which the Fund may invest consist of certificates of deposit, banker’s acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions, the accounts of which are insured by the Federal Deposit Insurance Corporation or the Savings Association Insurance Fund. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Banker’s acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund generally will invest in commercial paper rated A-1 by Standard & Poor’s or Prime-1 by Moody’s or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor’s or Aa or better by Moody’s. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund’s policy with respect to illiquid investments unless, in the judgment of the Fund, such note is liquid.

The rating of Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuers industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuers products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the issuers parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Issuers of commercial paper rated A (highest quality) by Standard & Poor’s have the following characteristics: liquidity ratios are adequate to meet cash requirements; long- term senior debt is rated “A” or better, although in some cases “BBB” credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuers industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1.

VARIABLE-, ADJUSTABLE- AND FLOATING-RATE SECURITIES. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Adjustments of interest rates of mortgages underlying adjustable rate mortgage securities (“ARMs”) usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable-, adjustable, or floating-rate securities is ordinarily determined by reference to or is a percentage of a banks prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates or some other objective measure.

Variable-, adjustable- and floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days notice; in other cases, the demand feature is exercisable at any time on 30 days notice or on similar notice at intervals of not more than one year. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a banks prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded. There generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where the obligations are not secured by letters of credit or other credit support arrangements, the Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Fund may invest in them subject to the Fund’s investment policy of not investing more than 25% of its total assets in below-investment grade securities.

In addition, each variable-, adjustable- and floating-rate obligation must meet the credit quality requirements applicable to all the Fund’s investments at the time of purchase. When determining whether such an obligation meets the Fund’s credit quality requirements, the Fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.

ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities issued by private issuers. Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement. Asset-backed securities may be “stripped” into classes in a manner similar to that described under the heading “Mortgage-Related Securities,” above, and are subject to similar prepayment risks as described therein.

REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund’s Custodian at the Federal Reserve Bank. The Fund will not enter into a repurchase agreement that is not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund’s acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund’s money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the sellers obligation must be of a credit quality at least equal to investment grade and will be held by the Custodian or in the Federal Reserve Book Entry System.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund’s investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Fund seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

OPTIONS.

Put and Call Options. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time until a certain date (the expiration date). A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period.

Purchasing Put and Call Options. The Fund may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities or stock indices or to enhance returns. The purchase of a put option generally protects the value of portfolio holdings in a falling market, while the purchase of a call option generally protects cash reserves from a failure to participate in a rising market. In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security or stock index increased by an amount greater than the premium paid. The Fund would realize a loss if the price of the security or stock index decreased or remained the same or did not increase during the period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund.

Writing Covered Call Options. The Fund may write covered call options on equity securities or futures contracts to earn premium income, to assure a definite price for a security that the Fund has considered selling, or to close out options previously purchased. A call option is “covered” if the Fund either owns the underlying security (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire the underlying security through immediate conversion of securities, subject to the call option at all times during the option period. A covered call writer is required to deposit in escrow the underlying security in accordance with the rules of the exchanges on which the option is traded and the appropriate clearing agency.

Writing Covered Put Options. The Fund may also seek to earn additional income through receipt of premiums by writing covered put options. The Fund may write covered put options on equity securities and futures contracts to assure a definite price for a security if the Fund is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. The operation of covered put options in other respects is substantially identical to that of call options. When the Fund writes a covered put option, it maintains in a segregated account with its custodian cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding.

Options Risks. Option transactions in which the Fund may engage involve following risks:

The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the strategy. The Fund’s ability to establish and close out options positions will be subject to the existence of a liquid secondary market. Although the Fund generally will purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If an option purchased by the Fund expires unexercised, the Fund will lose the premium it paid. In addition, the Fund could suffer a loss if the premium paid by the Fund in a closing transaction exceeds the premium income it received.

By writing options, the Fund forgoes the opportunity to profit from an increase in the market price of the underlying security or stock index above the exercise price except insofar as the premium represents such a profit.

If the Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited. The writing of covered call options is a conservative investment technique, which the Fund believes involves relatively little risk. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

The Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. The Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

The risks involved in writing covered put options include the risk that the writer of an option may be assigned an exercise at any time during the option period, that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case the Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised. Also, there could be a decrease in the market value of the underlying security or stock index. If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its then current market value.

When writing covered put options, the Fund will be required to segregate cash and/or liquid securities to meet its obligations. When writing call options, the Fund will be required to own the underlying financial instrument (or comparable securities satisfying the cover requirements of the securities exchanges), or have the right to acquire the underlying financial instrument through immediate conversion of securities, or segregate with its Custodian cash and/or liquid securities to meet its obligations under written calls. By so doing, the Fund’s ability to meet current obligations, to honor redemptions or to achieve its investment objective may be impaired. The staff of the Securities and Exchange Commission (the “SEC”) has taken the position that over-the-counter options and the assets used as “cover” for over-the-counter options are illiquid securities.

The Fund may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

An exchange-listed option may be closed out only on an exchange that provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, the Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when the Fund believes it is inadvisable to do so.

Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Fund’s use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Fund and other clients of the Adviser or the Adviser may be considered such a group. These position limits may restrict the Fund’s ability to purchase or sell options on particular securities.

Options that are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by The Options Clearing Corporation.

Government regulations also may restrict the Fund’s use of options.

Other risks include disruptions in the markets for underlying instruments could result in losses for options investors; imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the brokers customers; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund. The success of the Fund in using the option strategies described above depends, among other things, on the Fund’s ability to predict the direction and volatility of price movements in the options, futures contracts and securities markets and the ability of the Fund to select the proper time, type and duration of the options.

Options On Foreign Securities. The Fund may purchase and sell options on foreign securities if the Fund believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund’s investment objective. The Fund expects that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

Special Expiration Price Options. The Fund may purchase over-the-counter puts and calls with respect to specified securities (“special expiration price options”) pursuant to which the Fund in effect may create a custom index relating to a particular industry or sector that the Fund believes will increase or decrease in value generally as a group. In exchange for a premium, the counterparty, whose performance is guaranteed by a broker-dealer, agrees to purchase (or sell) a specified number of shares of a particular stock at a specified price and further agrees to cancel the option at a specified price that decreases straight line over the term of the option. Thus, the value of the special expiration price option is comprised of the market value of the applicable underlying security relative to the option exercise price and the value of the remaining premium. However, if the value of the underlying security increases (or decreases) by a pre-negotiated amount, the special expiration price option is canceled and becomes worthless. A portion of the dividends during the term of the option is applied to reduce the exercise price if the options are exercised. Brokerage commissions and other transaction costs will reduce the Fund’s profits if the special expiration price options are exercised. The Fund will not purchase special expiration price options with respect to more than 10% of the value of its total assets, and will limit premiums paid for such options in accordance with applicable securities laws.

The Fund’s current policy is not to commit greater than 10% of the Fund’s total assets to option trading for the purposes of enhancing income.

BORROWING AND LEVERAGE. The Fund may borrow from banks for temporary or emergency purposes in an aggregate amount not to exceed 25% of its total assets and may borrow money in amounts up to one-third of its managed assets to make additional investments (“leveraging”) including, but not limited to, margin trading. Leverage magnifies the potential for gain or loss on the portfolio securities of the Fund and, therefore, if employed, increases the possibility of fluctuation in the Fund’s net asset value.

Leveraging the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of the Fund’s shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Since any decline in value of the Fund’s investments will be borne entirely by the Fund’s shareholders (and not by those persons providing the leverage to the Fund), the effect of leverage in a declining market would be a greater decrease in net asset value than if the Fund were not so leveraged. Leveraging will create interest expenses for the Fund, which can exceed the investment return from the borrowed Fund. To the extent the investment return derived from securities purchased with borrowed Fund exceeds the interest the Fund will have to pay, the Fund’s investment return will be greater than if leveraging were not used. Conversely, if the investment return from the assets retained with borrowed Fund is not sufficient to cover the cost of leveraging, the investment return of the Fund will be less than if leveraging were not used.

During the time in which the Fund is using leverage, the fees paid to the Adviser for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's managed assets.

The Fund may also borrow money (up to 5% of its total assets) from lenders other than banks as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

REVERSE REPURCHASE AGREEMENTS. In connection with its leveraging activities, the Fund may enter into reverse repurchase agreements, in which the Fund sells securities and agrees to repurchase them at a mutually agreed date and price. A reverse repurchase agreement may be viewed as a borrowing by the Fund, secured by the security that is the subject of the agreement. In addition to the general risks involved in leveraging, reverse repurchase agreements involve the risk that, in the event of the bankruptcy or insolvency of the Fund’s counterparty, the Fund would be unable to recover the security which is the subject of the agreement, that the amount of cash or other property transferred by the counterparty to the Fund under the agreement prior to such insolvency or bankruptcy is less than the value of the security subject to the agreement, or that the Fund may be delayed or prevented, due to such insolvency or bankruptcy, from using such cash or property or may be required to return it to the counterparty or its trustee or receiver. The Fund will collateralize its obligations under reverse repurchase agreements in compliance with Section 18 of the 1940 Act by segregating assets in a manner similar to short sales.

SHORT SALES. The Fund may seek to hedge investments or realize additional gains through short sales of up to 40% of its total assets. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. The Fund may take short positions in sponsored ADRs.

All short sale positions will be fully collateralized in compliance with Regulation T and Section 18 of the 1940 Act. Until the Fund closes its short position or replaces the borrowed stock, the Fund will: (1) maintain an account containing cash or liquid assets at such a level that (a) the amount deposited in the account plus that amount deposited with the broker as collateral will equal the current value of the stock sold short and (b) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the stock at the time the stock was sold short; or (2) otherwise cover the Fund’s short position.

The Fund will set aside in a segregated custodial account an amount of cash, U.S. government securities or other liquid debt securities equal to the excess of the current market value, as calculated on a daily basis, of the securities sold short over the amount of collateral deposited with the broker or other institution in respect of the short sale (not including the proceeds of the short sale). These assets may not be sold while the corresponding short position is open unless similar assets replace them.

FUTURES CONTRACTS.

Index Futures Contracts and Options. The Fund may buy and sell securities index futures contracts, single stock futures and related options for hedging purposes or to attempt to increase investment return. A securities index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index. Similarly, a single stock future is a futures contract with an underlying of one particular stock, usually in batches of 100. Single stock futures do not involve the transmission share rights or dividends and unlike most options can be traded on margin. Transaction costs for single stock futures may be relatively higher than for other futures transactions.

The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor’s 500 Stock Index (the “S&P 500 Index”) is composed of 500 selected common stocks. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 500 Index were $1,000, one contract would be worth $100,000 (100 units x $1,000). The securities index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 100 units of the S&P 500 Index at a specified future date at a contract price of $1,000 and the S&P 500 Index is at $1,040 on that future date, the Fund will gain $4,000 (100 units x gain of $40). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $1,000 and the S&P 500 Index is at $1,020 on that future date, the Fund will lose $2,000 (100 units x loss of $20). Transaction costs would reduce the gain or increase the loss of any such transactions.

Positions in index futures may be closed out only on an exchange or board of trade that provides a secondary market for such futures. In order to hedge its investments successfully using futures contracts and related options, the Fund must invest in futures contracts with respect to indexes or sub-indexes the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund’s securities.

Options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Puts and Calls on Securities Indices. As an alternative to purchasing and selling call and covered put options on index futures contracts, the Fund which may purchase and sell index futures contracts may purchase and sell call and covered put options on the underlying indexes themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.”

The Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices that it has purchased. The Fund also may allow such options to expire unexercised.

Compared to the purchase or sale of futures contracts, the purchase of call or covered put options on an index involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a covered put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

Margin Payments. When the Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in securities transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying futures contract fluctuates. For example, when the Fund sells a futures contract and the price of the underlying index rises above the delivery price, the Fund’s position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.

When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Liquidity Risks. Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures. Although the Fund intends to purchase or sell futures generally on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, if financial futures are used to hedge portfolio securities, such securities generally will not be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

The ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the Fund generally will purchase those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that the Fund would have to exercise the options in order to realize any profit.

Hedging Risks. There are several risks in connection with the use by the Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of the Fund’s securities that are the subject of a hedge. The Fund will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the Fund’s portfolio securities sought to be hedged.

Successful use of futures contracts and options by the Fund for hedging purposes is also subject to the Fund’s ability to predict correctly movements in the direction of the market. It is possible that, if the Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Fund still may not result in a successful hedging transaction over a very short time period.

Other Risks. The Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures may be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

SMALL- AND MEDIUM- SIZE COMPANY RISKS. The Fund may, from time to time, invest a substantial portion of its assets in companies with small or medium-size capitalization. Small or medium-size capitalization companies often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, such companies may have been recently organized, and have little or no track record or success. Also, less publicly available information about the issuers of these securities or less market interest in such securities may be available than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers underlying earnings potential or assets. In many instances the securities of small or medium- size companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small or medium- size capitalization companies may be subject to wider price fluctuations than the fluctuations for larger capitalization companies. When making large sales of securities having small trading volumes, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

FOREIGN CURRENCY TRANSACTIONS.

The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return.

There can be no assurance that appropriate foreign currency transactions will be available for the Fund at any time; or that the Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it.

Transaction and Position Hedging. The Fund may engage in both “transaction hedging” and “position hedging.” If it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the Fund will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The Fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate in connection with transaction hedging. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts.

For transaction hedging purposes, the Fund also may purchase exchange-listed and over-the-counter call and covered put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at a specified exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option. The Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Fund’s portfolio manager, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

If it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or are quoted in their principle trading markets or an increase in the value of currency for securities which the Fund expects to purchase. In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund also may purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of the Fund’s portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of the Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

To offset some of the costs to the Fund of hedging against fluctuations in currency exchange rates, the Fund may write covered call options on those currencies.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange, which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain, which might result from the increase in the value of such currency. The Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the “CFTC”), such as the New York Board of Trade.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade that provides a secondary market in such contracts or options. Although the Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have been listed on several exchanges. Such options will be purchased or written only when the Fund believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors that influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the inter-bank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the inter-bank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

INITIAL PUBLIC OFFERINGS. The Fund may purchase shares in initial public offerings (“IPOs”). Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Investing in IPOs has added risks because their shares are frequently volatile in price. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

NON-DIVERSIFICATION OF INVESTMENTS. The Fund is operated as a “non-diversified” investment company, and as such, the Fund may be subject to greater risks than diversified investment companies because of the possible fluctuation in the values of securities of fewer issuers. However, at the close of each fiscal quarter at least 50% of the value of the Fund’s total assets will be represented by one or more of the following: (i) cash and cash items, including receivables; (ii) U.S. Government Securities; (iii) securities of other regulated investment companies; and (iv) securities (other than U.S. Government Securities and securities of other regulated investment companies) of any one or more issuers which meet the following limitations: (a) the Fund will not invest more than 5% of its total assets in the securities of any such issuer and (b) the entire amount of the securities of such issuer owned by the Fund will not represent more than 10% of the outstanding voting securities of such issuer. Additionally, not more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer.

ILLIQUID SECURITIES. The Fund deems a security liquid if it can be disposed of within seven days at approximately the amount at which the security is valued by the Fund. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities that are otherwise not readily marketable and securities such as repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. In some cases, illiquid securities are more difficult to value. Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. A mutual fund also might have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

However, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Board may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid. The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non negotiable fixed time deposits with maturities over seven days, over-the-counter options and certain restricted securities not determined by the Trustees to be liquid.

LOANS OF PORTFOLIO SECURITIES. The Fund may make short-term loans of its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes the Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or U.S. Government obligations, with the Fund’s Custodian in an amount at least equal to the market value of the loaned securities. The Fund will limit the amount of its loans of its portfolio securities to no more than 30% of its total assets.

Loans must be continuously secured by collateral consisting of: (i) cash; (ii) securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; (iii) an irrevocable bank letter of credit; or (iv) any combination thereof, equal to not less than one hundred percent (100%) of the value, marked-to-market daily, of the securities loaned. The Fund receives amounts equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Fund may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Trust or an affiliated person of the Adviser or other affiliated person. The terms of the Fund’s loans must meet applicable tests under the Code and permit the Fund to reacquire loaned securities on five days notice or in time to vote on any important matter.

MAJORITY. As used in the Prospectus and this SAI, the term “majority” of the outstanding shares of the Fund means the lesser of (1) two-thirds or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.

INVESTMENT RESTRICTIONS

The Trust has adopted certain fundamental investment restrictions designed to reduce the risk associated with investment in the Fund. These restrictions may not be changed with respect to the Fund without the affirmative vote of a majority of the outstanding voting securities of the Fund. Unless otherwise expressly noted, the Fund may not:

1.
Underwrite the securities of other issuers, except that the Fund may acquire restricted securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended, and except that the Fund may invest in companies that engage in such businesses to the extent authorized by the Board and disclosed in the Fund’s Prospectus or this SAI.

2.	Purchase or sell real estate or interests in real estate except to the extent authorized by the Board and disclosed in the Fund’s Prospectus or this SAI.

3.	Purchase or sell commodities or commodity contracts, including futures contracts, except to the extent authorized by the Board and disclosed in the Fund’s Prospectus or this SAI.

4.	Make loans to other persons except to the extent authorized by the Board of Trustees and disclosed in the Fund’s Prospectus or this SAI.

5.	Purchase securities on margin except to the extent authorized by the Board of Trustees and disclosed in the Fund’s Prospectus or this SAI.

6.	Borrow money and using leverage except to the extent authorized by the Board and disclosed in the Fund’s Prospectus or this SAI.

7.	Purchase or sell puts and calls on securities except to the extent authorized by the Board and disclosed in the Fund’s Prospectus or this SAI.

8.	Make short sales of securities except to the extent authorized by the Board and disclosed in the Fund’s Prospectus or this SAI.

9.	Participate on a joint or joint and several basis in any securities trading account.

10.	Purchase the securities of any other investment company except in compliance with the 1940 Act.

11.
Invest in the securities of any one industry if as a result, more than 25% of the Fund’s total assets would be invested in the securities of such industry except that (a) the foregoing does not apply to securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities; and (b) the Fund may invest more than 25% of the Fund’s total assets in realty securities to the extent authorized by the Board and disclosed in the Fund’s Prospectus or this SAI.

12.
Issue senior securities except that (a) the Fund may borrow money in amounts up to one third of the value of its total assets, and (b) the Fund may issue senior securities to the extent authorized by the Board and disclosed elsewhere in the Prospectus or the SAI, including without limitation in Investment Restrictions Nos. 5, 6, and 8.

With respect to the percentages adopted by the Trust as maximum limitations on the Fund’s investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

PORTFOLIO HOLDINGS INFORMATION

The Trust on behalf of the Fund has adopted portfolio holdings disclosure policies and procedures (“Portfolio Holdings Policies”) that govern the timing and circumstances of disclosure of portfolio holdings of the Fund. AGA, the Fund’s investment adviser, also has adopted similar policies and procedures regarding the non-disclosure of its client’s portfolio holdings. Under the Portfolio Holdings Policies, information about the Fund’s portfolio holdings is not to be distributed to any third party except as expressly provided therein. AGA and the Board considered the circumstances under which the Fund’s portfolio holdings may be disclosed under the Portfolio Holdings Policies. AGA and the Board also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders and the interests of AGA, the Fund’s distributor, or any other affiliated person of the Fund. After due consideration, AGA and the Board determined that the Fund has a legitimate business purpose for disclosing portfolio holdings to persons described in the Portfolio Holdings Policies. The Board also authorized any two of the Fund’s chairman, President or Vice-President to consider and authorize dissemination of portfolio holdings information to additional parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.

The Board exercises continuing oversight of the disclosure of the Fund’s portfolio holdings by (1) overseeing the implementation and enforcement of the Portfolio Holdings Policies, codes of ethics and other relevant policies of the Fund and its service providers by the Trusts Chief Compliance Officer (the “CCO”), (2) by considering reports and recommendations by the CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering to approve any amendment to these Policies. The Board reserves the right to amend the Portfolio Holdings Policies at any time without prior notice in its sole discretion. Under the Portfolio Holdings Policies, each of the Fund’s investment adviser, administrator, sub-administrator, transfer agent, distributor and custodian are obligated and instructed to report to the Board both periodically and promptly any suspected or actual violations by it (or any of its affiliated persons) of the Portfolio Holdings Policies or the Boards instructions in connection therewith.

Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the annual and semi-annual reports to Fund shareholders, and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Fund to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of, and not to trade based on, the information disclosed: investment adviser, administrator, sub-administrator, custodian, independent public accountants, proxy voting service providers (e.g. ADP), counsel to the Fund or the trustees (current parties are identified in this Statement of Additional Information). Portfolio holdings information not publicly available with the SEC may only be provided to additional third parties in accordance with the Portfolio Holdings Policies when the Fund has a legitimate business purpose, and the third party recipient is subject to an agreement to maintain confidentiality of, and not to trade based on, such information.

Under the Portfolio Holdings Policies, AGA, its affiliates and employees, and the Fund may not receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

There can be no assurance that the Portfolio Holdings Policies and these procedures will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed.

TRUSTEES AND OFFICERS

The business of the Trust is managed under the direction of the Board in accordance with the Declaration of Trust of the Trust, which Declaration of Trust has been filed with the SEC and is available upon request. Pursuant to the Declaration of Trust, the Trustees shall elect officers including a president, secretary and treasurer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses that, in the opinion of the Board, are necessary or incidental to carry out any of the Trusts purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duties.

Following is a table listing the Trustees and executive officers of the Trust and their principal occupation over the last five years. The Trustees who are not interested persons of the Trust or the Adviser as that term is defined under the 1940 Act (“Independent Trustees”) are listed first.

Independent Trustees
Name and Address	Age	Position Term, and length of time served	Principal Occupation during the Past Five Years	Number of portfolios overseen by Trustee	Other Trusteeship/ Directorship held by Trustee
Ashley E. Boren 1200 Park Place, Suite 100 San Mateo, CA 94403	45	Trustee since August 2004	Executive Director, Sustainable Conservation, a non- profit environmental organization (1997 - Present)	2	Robert and Patricia Switzer Foundation (2002 - Present)
Arthur L. Roth 1200 Park Place, Suite 100 San Mateo, CA 94403	81	Trustee, Chairman of Board since December 1999	Retired; Director and CEO of a division of Levi Strauss & Co., a clothing manufacturer (1949 to 1973); CEO, PharmChem Laboratories, a national drug testing firm (1981 to 1987).	2	Not Applicable
William J. Scilacci 1200 Park Place, Suite 100 San Mateo, CA 94403	82	Trustee since December 1999	Retired; Director, Bank of Santa Clara (1973-2000); President, Bank of Santa Clara (1982-1993).	2	Director, Bank of Santa Clara (1973- 2000)

Interested Trustees and Officers
Name and Address	Age	Position Term, and length of time served	Principal Occupation during the Past Five Years	Number of portfolios overseen by Trustee	Other Trusteeship/ Directorship held by Trustee
*Kendrick W. Kam 1200 Park Place, Suite 100 San Mateo, CA 94403	46	Trustee, President and Treasurer since December 1999.	President, Marketocracy, Inc. (1999-present), President and Vice President, Marketocracy Capital Management, LLC (2000 to present), Ingenuity Capital Management LLC (July 1999 to 2004); President, Interactive Research Advisers, Inc. and co-portfolio manager (1993 to 1999).	2	Not Applicable

Interested Trustees and Officers
Name and Address	Age	Position Term, and length of time served	Principal Occupation during the Past Five Years	Number of portfolios overseen by Trustee	Other Trusteeship/ Directorship held by Trustee
Erin La Porte 615 East Michigan Street Milwaukee, WI 53202	27	Secretary since August 2006	Compliance Officer, U.S. Bancorp Fund Services, LLC (2001 to Present)	2	Not Applicable
*
Kendrick W. Kam, as an affiliated person of Marketocracy Capital Management LLC, the Masters Fund’s investment adviser, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

Compensation

For their service as Trustees, the independent Trustees receive a fee of $1,000 per quarter from the Adviser, as well as reimbursement for expenses incurred in connection with attendance at such meetings. The Trustees fees are not paid by the Trust or the Fund. The interested Trustee of the Trust receive no compensation for his service as Trustees. The table below details the amount of compensation the Trustees received from the Trust for the fiscal year ended December 31, 2006. None of the executive officers receives compensation from the Trust. The aggregate compensation is provided for the Trust, which is comprised of two Funds.

Name and Position	Aggregate Compensation Paid to Trustees	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees
Ashley E. Boren	$5,000	None	None	$5,000
Kendrick W. Kam *	None	None	None	None
Arthur L. Roth	$5,000	None	None	$5,000
William J. Scilacci	$5,000	None	None	$5,000
*This Trustee is deemed to be an interested person as defined in the 1940 Act.
**The Adviser pays the Trustees for their services.

Trustee Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Trustee in the Fund as of December 31, 2006:
Key
A.	$1-$10,000
B.	$10,001-$50,000
C.	$50,001-$100,000
D.	over $100,000

Dollar Range of Equity Securities Beneficially Owned in the Funds (1)

Name of Trustee	AGA Total Return Realty Plus Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (1)
Ashley E. Boren Independent Trustee	None	None
Kendrick W. Kam Interested Trustee	A	A
Arthur L. Roth Independent Trustee	None	None
William J. Scilacci, Independent Trustee	None	None
(1)Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

As of March 31, 2007, none of the Independent Trustees or members of their immediate families owned any securities of the Adviser, Rafferty Capital Markets, Inc. (the “Distributor”) or any other entity directly or indirectly controlling, controlled by, or under common control with the Adviser or Distributor. During the two most recently completed calendar years, none of the Independent Trustees or members of their immediate families conducted any transactions (or series of transactions) with the Adviser, Distributor or any affiliate of the Adviser or Distributor in which the amount involved exceeded $60,000.

Board Committees

Audit Committee
The Fund has an Audit Committee comprised of the Independent Trustees, who currently are as follows: Mr. Arthur Roth, Mr. William Scilacci and Ms. Ashley Boren. The Audit Committee reviews financial statements and other audit-related matters for the Trust. The Audit Committee also holds discussions with management and with the independent auditors concerning the scope of the audit and the auditor’s independence. The Audit Committee meets once a year, and if necessary, more frequently. The Audit Committee last met during the Board meeting on August 31, 2006.

Nominating Committee
The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of Trustees as is considered necessary from time to time and meets only as necessary. The Nominating Committee is comprised of the Independent Trustees, who currently are as follows: Mr. Arthur Roth, Mr. William Scilacci and Ms. Ashley Boren. There are no policies in place regarding nominees recommended by shareholders. The Nominating Committee did not have a reason to meet during the last fiscal period with respect to the Fund.

Valuation Committee
The Valuation Committee is responsible for (1) monitoring the valuation of Trusts securities and other investments; and (2) as required, when the full Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the full Board. The Valuation Committee meets as necessary when a price is not readily available. The Valuation Committee last met during the Board meeting on August 31, 2006. Currently, Mr. William Scilacci, Mr. Arthur Roth and Ms. Ashley Boren are members of the Valuation Committee.

Control Persons, Principal Holders of Securities and Management Ownership. A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Funds. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. As of March 31, 2007, Mr. Jay P. Leupp was the principal shareholder and control person of the Fund. The following table provides Mr. Leupp’s outstanding shares of the Class A Shares and the Class K Shares of the Fund as of March 31, 2007:

AGA Total Return Realty Plus Fund Class A and Class K Shares
Name and Address	% Ownership	Type of Ownership
Jay Leupp 400 S El Camino DL, Suite 1250 San Mateo, CA 94402	38.19%	B
Jay Leupp 400 S El Camino DL, Suite 1250 San Mateo, CA 94402	61.81%	B

Management Ownership
As of March 31, 2007 the Trustees, as a group owned shares of the Fund as shown below:

Name of the Fund	Percentage of Fund owned by Trustees
AGA Total Return Realty Plus Fund	0%

INVESTMENT ADVISORY AND OTHER SERVICES

Alesco Global Advisors LLC.  The Fund retains Alesco Global Advisors LLC, a California limited liability company (“AGA” or the “Adviser”) that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, to manage the investments of the Fund. AGA is located at 400 South El Camino Real, Suite 1250, San Mateo, California 94402

At March 31, 2007, AGA had a total of $43.3 million of assets under management. Mr. Leupp currently owns a majority of AGA’s outstanding voting securities.

Investment Advisory and Management Agreements and Fees. Under the terms of the Investment Advisory and Management Agreement (the “Advisory Agreement”) between the Trust, on behalf of the Fund, and AGA as the Fund’s investment adviser, AGA (i) manages the investment operations of the Fund and the composition of its portfolio, including the purchase, retention and disposition of securities in accordance with the Fund’s investment objective, (ii) provides all statistical, economic and financial information reasonably required by the Fund and reasonably available to the Fund’s investment adviser, (iii) provides the Custodian of the Fund’s securities on each business day with a list of trades for that day, and (iv) provides persons satisfactory to the Board to act as officers and employees of the Trust.

Pursuant to the Fund’s Advisory Agreement, the Fund pays to AGA, on a monthly basis, an advisory fee at an annual rate of 1.25% of its average daily net assets. Under the Advisory Agreement, AGA has contractually agreed that the Fund’s total annual operating expenses for Class A will be 1.50%, of the Class As average daily net assets up to $200 million, 1.45% of such assets from $200 million to $500 million, 1.40% of such assets from $500 million to $1 billion, and 1.35% of such assets in excess of $1 billion; and similarly for Class K will be 1.95%, of the Class Ks average daily net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion. However, such agreements do not extend to the Fund’s expenses, currently estimated to be up to 0.05% of such assets for the coming fiscal year, due to holding or carrying the Fund’s securities, including expenses of dividends on stock borrowed to cover a short sale or interest, fees or other charges incurred in connection with any leverage and related borrowings, which are paid by the Fund. These arrangements will continue as long as the Board annually renews the Advisory Agreement. The dollar amount of fees earned by and paid to the Adviser for the fiscal year ended December 31, 2006 is shown below.

December 31, 2006
AGA Total Return Realty Plus Fund	$664

By its terms, the Advisory Agreement remains in force from year to year, subject to annual approval by (a) the Board or (b) a vote of the majority of the Fund’s outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreement may be terminated at any time, on 60 days written notice, without the payment of any penalty, by the Board, by a vote of the majority of the Fund’s outstanding voting securities, or by the investment adviser. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

Portfolio Managers. Jay Paul Leupp has served since July 1, 2006, as the Fund’s portfolio manager, assisted by co-portfolio managers Brett D. Johnson and David R. Ronco.

Mr. Leupp is the Chief Executive Officer and Managing Principal of AGA. Before founding AGA, Mr. Leupp was a managing director at RBC Capital Markets, an investment banking group of the Royal Bank of Canada (“RBC”), where he oversaw a five-person equity research team that provided comprehensive coverage of the multifamily, retail, office, industrial, and specialty REIT sectors in the United States. His team’s coverage universe included over 60 publicly traded real estate companies. Before RBC in 2002, Mr. Leupp was managing director of real estate equity research at Robertson Stephens & Co., Inc., an investment banking firm at which he founded the real estate equity research group in 1994. From 1991 to 1994, he was vice president of the Staubach Company, specializing in the leasing, acquisition and financing of commercial real estate. From 1989 to 1991, Mr. Leupp also served as a development manager with Trammell Crow Residential, the nation’s largest developer of multifamily housing. Mr. Leupp holds a bachelors degree in accounting from Santa Clara University and an MBA from Harvard University. Mr. Leupp is a member of the Board of Directors of Sentinel Vision Corporation and Chaminade College Prepatory (Los Angeles). He is also a member of the Santa Clara University Board of Regents and is a Policy Board Member of the Fisher Center for Real Estate at the University of California, Berkeley. Currently, neither the Fund nor the Adviser compensates Mr. Leupp.

Mr. Johnson is a Principal and Portfolio Manager of AGA. Before joining AGA, Mr. Johnson was a vice president and member of Mr. Leupp’s real estate equity research team at RBC. Prior to joining RBC in 2004, Mr. Johnson was an associate at Empresas Bern, a real estate development company headquartered in Panama City, Panama. From 2003 to 2004, Mr. Johnson was an associate at Alesco, LLC, a San Francisco-based real estate investment partnership. From 2000 to 2002, Mr. Johnson was an associate in the real estate equity research group at Robertson Stephens & Co., Inc. Mr. Johnson holds a bachelor’s degree in economics and international relations from Stanford University.

Mr. Ronco is a Principal and Portfolio Manager of AGA. Before joining AGA, Mr. Ronco was a vice president and member of Mr. Leupp’s real estate equity research team at RBC. Prior to joining RBC in 2002, Mr. Ronco was an associate in the real estate equity research group at Robertson Stephens & Co., Inc. From 2000 to 2001, Mr. Ronco was an analyst at the investment banking firm of Salem Partners LLC. Mr. Ronco holds a bachelor’s degree in economics from Stanford University.

Neither the Fund nor the Adviser separately compensates Mr. Johnson or Mr. Ronco for his services as co-portfolio manager of the Fund. Rather, the Adviser pays each a fixed salary set by industry standards. Both Mr. Johnson and Mr. Ronco also are eligible for an annual bonus, the award and amount of which is determined in AGA’s sole discretion based in major part upon Mr. Johnson’s or Mr. Ronco’s personal performance in his carrying out of his duties for AGA and the level of overall success achieved by AGA during the bonus period.

The following provides information regarding other accounts managed by Messrs. Leupp, Johnson and Ronco as of March 31, 2007:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	3	$43.3 million	2	$42.8 million
Other Accounts	0	$0	0	$0

The other pooled investment vehicle for which Mssrs. Leupp, Johnson and Ronco act as portfolio managers have similar investment objective and very similar investment strategies to the Fund. Accordingly, the Adviser expects that conflicts of interest in allocating investment opportunities between the Fund and the other pooled investment vehicle will arise infrequently. AGA and the Fund have adopted opportunities allocation policies that allow for fair and equitable distribution of investment opportunities between the Fund and the other pooled investment vehicles.

As of March 31, 2007, the following Portfolio Managers beneficially owned shares of the Fund:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, Over $1,000,000)
Mr. Jay Leupp	$100,001-$500,000
Mr. Brett Johnson	None
Mr. David Ronco	None

Administration Agreements and Fees. The Board has approved an Administration Agreement for the Fund with AGA, in its capacity as a fund administrator and not as an investment adviser (the “Administrator”), wherein the Fund’s Administrator is responsible for the provision of administrative and supervisory services to the Fund. The Fund’s Administrator, at its expense, supplies the Trustees and the officers of the Trust with all statistical information and reports reasonably required by it and reasonably available to the Administrator. The Fund’s Administrator also oversees the maintenance of all books and records with respect to the Fund’s security transactions and the Fund’s books of account in accordance with all applicable federal and state laws and regulations. The Fund’s Administrator arranges for the preservation of the records required to be maintained by the 1940 Act.

Pursuant to the Administration Agreement, the Fund’s administrator will receive an annual compensation for Class A of 0.25%, of the Class As average daily net assets up to $200 million, 0.20% of such assets from $200 million to $500 million, 0.15% of such assets from $500 million to $1 billion, and 0.10% of such assets in excess of $1 billion, and for Class K will be 0.45%, of the Class Ks average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion, respectively, for Fund administration duties. From this compensation, the Fund’s administrator will pay all expenses of the Fund except for the fees for the Fund’s investment adviser, brokerage fees (including commissions, mark ups and mark downs), annual account fees for margin accounts, foreign tax withholdings, and expenses due to holding or carrying the Fund’s securities, including expenses of dividends on stock borrowed to cover a short sale or interest, fees or other charges incurred in connection with any leverage and related borrowings, which are paid by the Fund.

The Administration Agreement may be terminated by the Trust at any time, on 60 days notice to the investment adviser, without penalty either (a) by vote of the Board, or (b) by vote of a majority of the outstanding voting securities of the Fund. The Administrator may terminate it at any time on 60 days written notice to the Trust.

For the fiscal period ended December 31, 2006, the Fund paid the following amounts in administrative fees:

	Class A	Class K
AGA Total Return Realty Plus Fund	$63	$125

Code of Ethics

The Trust and the Adviser have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Adviser and its affiliates to invest in securities that may be purchased or held by the Fund.  These Codes of Ethics include reporting and other obligations to monitor personal transactions and ensure that such transactions are consistent with the best interests of the Fund.

Anti-Money Laundering Program

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trusts Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Trusts Distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PROXY VOTING POLICY

The Fund’s entire proxy voting policies and procedures are set forth in Appendix B.

THE DISTRIBUTOR

Rafferty Capital Markets, Inc. (the “Distributor”), 59 Hilton Avenue, Suite 101, Garden City, NY 11530, serves as principal underwriter (the “Distributor”) for the Trust pursuant to an Underwriting Agreement. No affiliated persons of the Trust are affiliated persons of the Distributor. The Distributor sells shares on a continuous basis. The Distributor has agreed to use its best efforts to solicit orders for the sale of Trust shares, but it is not obliged to sell any particular amount of shares. The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Trust at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days written notice to the Trust. The Underwriting Agreement will automatically terminate in the event of its assignment.

DISTRIBUTION OF SHARES

The Fund has adopted Plans of Distribution (the “Plans”) for Class A and Class K shares, respectively, under Rule 12b-1 of the 1940 Act. Each Plan provides that the Fund may make payments up to 0.25% (on an annual basis) of the average daily value of the net assets of the class in question (the “12b-1 fee”) designed to result in the sale of, or the servicing of shareholder accounts, holding shares of the class of Fund shares to which the Plan applies. Some or all of the 12b-1 fee may be used to compensate brokers and other authorized institutions (“Authorized Firms”) for their efforts in selling shares of that class and/or for providing account administration services to their clients who are beneficial owner of such shares. One or more affiliates of the Adviser may act as Authorized Firms. The services provided by the Authorized Firms may include, among other things, receiving, aggregating and processing shareholder or beneficial owner (collectively “shareholder”) orders; furnishing shareholder subaccounting; providing and maintaining retirement plan records; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining account records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing various shareholder reports and confirmations for transactions by shareholders; performing daily investment (“sweep”) functions for shareholders and performing similar account and administrative services. Any 12b-1 fees received by the Distributor and not allocated to Authorized Firms may be retained by the Distributor to compensate the Distributor for services provided and expenses incurred by it in connection with sales, promotional and marketing activities relating to that class (e.g. for advertising costs, the cost of printing and mailing prospectuses and reports to potential investors).

The Trustees have determined that, in their judgment, there is a reasonable likelihood that each 12b-1 Plan will benefit the Fund and holders of the class to which the Plan applies. In the Board’s quarterly review of the 12b-1 Plans, it will consider the continued appropriateness of and the level of compensation provided in the Plans.

Each Plan has been approved by a vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plan. Each Plan has also been approved by the holders of a “majority” (as defined in the 1940 Act) of the shares of the applicable class. The shareholder vote for each class was cast by the Adviser as the sole initial holder of shares of that class.

Unless a Plan is terminated as described below, it continues in effect from year to year but only if the Board and the Independent Trustees specifically vote annually to approve its continuance. (In the context of Plan approvals, the term “Independent Trustees” in this Statement of Additional Information refers to those Trustees who are not “interested persons” of the Fund and who do not have any direct or indirect financial interest in the operation of the Plan or any agreement under such Plan; otherwise, “Independent Trustees” means those Trustees who are not interested persons of the Fund.) Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the Plan. A Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the outstanding shares of the applicable class.

A majority of the Board and of the Independent Trustees separately must approve all material amendments to a Plan. An amendment to increase materially the amount of payments to be made under a Plan must be approved by a “majority” (as defined in the 1940 Act) of the applicable class.

SECURITIES TRANSACTIONS

The Fund’s investment adviser furnishes the Fund with investment research, advice, management and supervision and a continuous investment program for the Fund’s portfolio consistent with the Fund’s investment objective, policies, and limitations as stated in the Fund’s current Prospectus and Statement of Additional Information. The Fund’s investment adviser determines from time to time what securities will be purchased, retained or sold by the Fund, and implement those decisions, all subject to the provisions of the Fund’s Declaration of Trust, the 1940 Act, the applicable rules and regulations of the SEC, and other applicable federal and state laws, as well as the investment objectives, policies, and limitations of the Fund. In no instance will portfolio securities be purchased from or sold to the Fund’s investment adviser or any affiliated person thereof except in accordance with the rules and regulations promulgated by the SEC pursuant to the 1940 Act.

In placing orders for the Fund with brokers and dealers with respect to the execution of the Fund’s securities transactions, the Fund’s investment adviser attempts to obtain the best net results. In doing so, the Fund’s investment adviser may consider such factors that it deems relevant to the Fund’s best interest, such as price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. The Fund’s investment adviser has the discretionary authority to utilize certain broker-dealers even though it may result in the payment by the Fund of an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, providing, however, that the Fund’s investment adviser had determined that such amount of commission was reasonable in relation to the value of the brokerage and the research and investment services (“Research”) provided by the broker-dealer effecting the transaction. Selecting a broker-dealer in recognition of services or products other than simply transaction execution is known as paying for those services or products with “soft dollars.”

Research provided by brokers includes the type that brokerage houses customarily provide to institutional investors, such as statistical and economic data and research reports on particular companies and industries. Brokers may produce Research themselves or may arrange for Research to be produced by third parties. Research may be used by the Fund’s investment adviser in connection with all of its investment activities, and some of the services obtained in connection with the execution of transactions for the Fund may be used in managing the investment advisers other investment accounts, including another Fund and non-Fund investment accounts (i.e.,“cross-subsidization” of the investment research for one clients account by the soft dollars generated by another account). However, if the Fund’s investment adviser or any of its affiliates use any Research obtained through Fund’s brokerage soft dollars for any purpose other than the lawful and appropriate assistance to the investment advisers carrying out of its investment decision-making responsibilities (i.e., the “mixed-use portion”), the investment adviser will make a good faith allocation of the costs of such Research and will pay for the mixed-used portion with its own hard dollars.

Because some or all of such Research could be considered to provide some benefit to the Fund’s investment adviser and its affiliates and because the “soft dollars” used to acquire them will be assets of the Fund, the Fund’s investment adviser could be considered to have a conflict of interest in allocating the Fund brokerage business. That is, the Fund investment adviser could receive valuable benefits by selecting a particular broker-dealer to execute client transactions and the transaction compensation charged by that broker-dealer might not be the lowest compensation the Fund’s investment adviser might otherwise be able to negotiate. In addition, the Fund’s investment adviser could have an incentive to cause the Fund to engage in more securities transactions than would otherwise be optimal in order to generate brokerage compensation with which to acquire products and services. As a result, additional commission costs, which are borne by the Fund and not the Fund’s investment adviser, could adversely affect the Fund’s performances. Further, the Fund’s investment adviser could be considered to have a conflict of interest in determining allocation of Research between the portions that can be paid for through Fund brokerage soft dollars and the mixed-use portion for which the Fund’s investment adviser must pay with its own hard dollars.

The following brokerage commissions were paid by the Fund during the last fiscal period.

Aggregate Brokerage Commissions Paid during fiscal year ended
December 31, 2006
$148

The Fund may deal in some instances in securities that are not listed on a national securities exchange but are traded in the over-the-counter market. The Fund also may purchase listed securities through the “third market” (i.e., otherwise than on the exchanges on which the securities are listed). When transactions are executed in the over-the-counter market or the third market, the Fund’s investment adviser will seek to deal with primary market makers and to execute transactions on the Fund’s own behalf, except in those circumstances where, in the opinion of the investment adviser, better prices and executions may be available elsewhere.

Neither the Adviser nor any affiliated persons thereof, will participate in commissions paid by the Fund to brokers or dealers or will receive any reciprocal business (e.g., sale of Fund shares), directly or indirectly, as a result of such commissions.

The Board periodically reviews the allocation of brokerage orders to monitor the operation of these policies. In addition, the Board of Trustees, including the Trustees who are not “interested persons” of the Trust, annually reviews the Fund’s investment advisers use of soft dollars in connection with the Board’s annual review and approval of the Fund investment advisory and administration agreements with, and the compensation paid to, the Fund’s investment adviser and administrator, including indirect benefits received by the Fund’s investment adviser by virtue of any broker-dealers payment through soft dollars for Research that the broker-dealer provides to the Fund’s investment adviser.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period. High turnover rates may lead to increased loss, could cause you to pay higher taxes and could negatively affect the Fund’s performance.

The table below shows the Fund’s turnover rates for the last completed fiscal year:

Portfolio Turnover Rates For Fiscal Year Ended December 31,
Fund	2006
AGA Total Return Realty Plus Fund	69%

The Fund’s rate of portfolio turnover will depend upon market and other conditions, and it generally will not be a limiting factor when the Fund believes that portfolio changes are appropriate. The Fund expects that its portfolio turnover will not exceed 100% annually.

PURCHASE, REDEMPTION AND PRICING OF SHARES

    CALCULATION OF SHARE PRICE. The share price (net asset value) for each class of shares of the Fund is determined separately as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern time), on each day the NYSE is open for business. The NYSE is open for business on every day except Saturdays, Sundays and the following holidays: New Years Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in the Fund’s portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price, see “Calculation of Share Price” in the Prospectus.

    In valuing the Fund’s assets for the purpose of determining net asset value, readily marketable portfolio securities listed on a national securities exchange are valued at the last sale price on such exchange on the business day as of which such value is being determined. If there has been no sale on such exchange on such day, the security is valued at the closing bid price on such day. If no bid price is quoted on such exchange on such day, then the security is valued by such method as the Fund’s respective investment adviser under the supervision of the Board determines in good faith to reflect its fair value. Readily marketable securities traded only in the over-the-counter market are valued at the last sale price, if available, otherwise at the most recent bid price. If no bid price is quoted on such day, then the security is valued by such method as the investment adviser under the supervision of the Board determines in good faith to reflect its fair value. All other assets of the Fund, including restricted securities and securities that are not readily marketable, are valued in such manner as the investment adviser under the supervision of the Board o in good faith deems appropriate to reflect their fair value.

    In general, the Fund “fair values” securities (or other assets) when the Fund’s sub-administrator, administrator and investment adviser do not receive market quotations for those securities (or other assets) or, in some limited cases, receives market quotations for the securities or other assets that they do not believe are reliable or correct. Circumstances that might give rise to the Fund fair valuing a security include: the Fund’s pricing source fails to provide a price; trading halts; de-listing of the security; events subsequent to the close of the primary exchange on which the security primarily trades and before the Fund prices its shares; early closing or failure of the opening of the primary exchange on which the security primarily trades; corporate actions, e.g., stock splits, tender offers, reorganizations, exchanges; and evidence of “stale” price, e.g., a security whose price has remained unchanged for a significant period of time, e.g., 15 days.

The portfolio securities in which the Fund invests fluctuate in value, and hence the net asset value per share of the Fund also fluctuates. Below is an illustration of how the net asset values per share for the Class A was calculated as of December 31, 2006:

Net Assets Shares Outstanding	=	Net Asset Value per Share

$55,623 5,030	=	$11.06

The portfolio securities in which the Fund invests fluctuate in value, and hence the net asset value per share of the Fund also fluctuates. Below is an illustration of how the net asset values per share for the Class K was calculated as of December 31, 2006:

Net Assets Shares Outstanding	=	Net Asset Value per Share

$88,806 8,041	=	$11.04

PURCHASE OF SHARES. Orders for shares received by the Trust in good order prior to the close of business on the New York Stock Exchange (the “Exchange”) on each day during such periods that the Exchange is open for trading are priced at net asset value per share computed as of the close of the regular session of trading on the Exchange. Orders received in good order after the close of the Exchange, or on a day it is not open for trading, are priced at the close of such Exchange on the next day on which it is open for trading at the next determined net asset value per share.

Good order means that your purchase request includes: (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment status, (4) your check payable to “Marketocracy Funds.”

The Trust reserves its rights to limit the amount of any investments and to reject any purchase order in whole or in part or refuse to sell to any person for any reason or no reason.

REDEMPTION OF SHARES. The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven calendar days after a shareholders redemption request made in accordance with the procedures set forth in the Prospectus, except for any period during which the Exchange is closed (other than customary weekend and holiday closing) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or for such other period as the SEC may by order permit for the protection of security holders of the Fund.

The Trust will redeem all or any portion of a shareholders shares of the Fund when requested in accordance with the procedures set forth in the “How to Redeem Shares” section of the Prospectus.

REDEMPTION IN KIND. Payment of the net redemption proceeds may be made either in cash or in portfolio securities (selected in the discretion of the Fund’s investment adviser under supervision of the Board and taken at their value used in determining the net asset value), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board believes that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, the investor in converting the securities to cash may incur brokerage costs. The Trust has filed an election with the SEC pursuant to which the Fund will effect a redemption in portfolio securities only if the particular shareholder of record is redeeming more than $250,000 or 1% of net assets, whichever is less, during any 90-day period. The Trust expects, however, that the amount of a redemption request would have to be significantly greater than $250,000 or 1% of net assets before a redemption wholly or partly in portfolio securities would be made.

DISTRIBUTION AND SERVICE FEES -- CLASS K SHARES (12B-1 PLAN). The Fund has adopted a 12b-1 Plan for its Class K shares under which the Fund may pay up to 0.25% per year of the average daily net assets attributable to Class K shares for certain service and distribution expenses incurred by this class of shares. (This type of plan is named after the rule under the securities law that permits it.) Because 12b-1 Plan fees paid by the Fund are an ongoing expense, they will increase the cost of an investment in the Fund’s Class K shares, and over time, may cost an investor in Class K shares more than other types of sales charges.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to Common Shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Taxation of the Fund

The Fund has elected, and intends to qualify annually, for the special tax treatment afforded regulated investment companies or “RICs” under Subchapter M of the Code. To qualify as a RIC, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividend, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to their business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets are represented by cash, U.S. Government Securities, the securities of other RICs, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets are invested in the securities of any one issuer (other than U.S. Government Securities or the securities of other RICs) or in two or more issuers which the Fund control and which are engaged in the same or similar trades or businesses; and (c) distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) each taxable year.

As an RIC, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers available from the eight prior years), if any, that it distributes to shareholders. The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid this excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (with adjustment) for the calendar year and (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the 12 month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to Common Shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. In order to avoid application of the excise tax, the Fund intends to make distributions in accordance with these distribution requirements.

If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its Common Shareholders) and all distributions out of earnings and profits (including distributions of net capital gain) would be taxed to Common Shareholders as ordinary income.

The Fund may invest in REITs that hold residual interests in REMICs. Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund’s income from a REIT that is attributable to the REITs residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a RIC, such as the Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by them with the same consequences as if these shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses and (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on some income. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a shareholder in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

The Fund may invest in securities of foreign companies and may therefore be liable for foreign withholding and other taxes, which will reduce the amount available for distribution to Common Shareholders. Tax conventions between the United States and various other countries may reduce or eliminate such taxes. A foreign tax credit or deduction is generally allowed for foreign taxes paid or deemed to be paid. A RIC may elect to have the foreign tax credit or deduction claimed by the Common Shareholders rather than the company if certain requirements are met, including the requirement that more than 50% of the value of the company’s total assets at the end of the taxable year consist of securities in foreign corporations. Because the Fund does not anticipate investment in securities of foreign corporations to this extent, the Fund will likely not be able to make this election, and foreign tax credits will be allowed only to reduce the Fund’s tax liability, if any.

Under the Code, upon disposition of certain securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the securities and the date of disposition are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income.

Purchase, Ownership and Disposition of Fund shares

Generally, the Codes rules regarding the determination and character of gain or loss on the sale of a capital asset apply to a sale, redemption or repurchase of shares of the Fund that are held by the shareholder as capital assets. However, if a shareholder sells shares of the Fund that the shareholder has held for less than six months and on which the shareholder has received distributions of capital gains, any loss on the sale or exchange of such shares must be treated as long-term capital loss to the extent of such distributions. Any loss realized on the sale of shares of the Fund will be disallowed by the “wash sale” rules to the extent the shares sold are replaced (including through the receipt of additional shares through reinvested dividends) within a period of time beginning 30 days before and ending 30 days after the shares are sold. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Dividends and Distributions

Any dividend or distribution received shortly after a share purchase will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Such dividend or distribution is fully taxable. Accordingly, prior to purchasing shares of the Fund, an investor should carefully consider the amount of dividends or capital gains distributions that are expected to be or have been announced.

Dividends paid out of the Fund's current and accumulated earnings and profits will, except in the case of capital gain dividends described below, be taxable to a U.S. shareholder as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Although such dividends generally will not qualify for the dividends received deduction available to corporations under Section 243 of the Code, if a portion of the Fund's income consists of qualifying dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Fund to corporate shareholders may be eligible for the corporate dividends received deduction. For individual shareholders, a portion of the distributions paid by the Fund may be qualified dividend income eligible for taxation at long-term capital gain rates to the extent the Fund designates the amount distributed as a qualifying dividend. The aggregate amount so designated to either individual or corporate shareholders cannot, however, exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. In addition, distributions from REIT securities are only allowed to be treated as qualified dividend income for individual shareholders to the extent that the REIT so designates that amount to the Fund. Distributions from REIT securities do not qualify for the dividends-received deduction available to corporate shareholders.

In view of the Fund’s investment policies, it is expected that dividends received from domestic and certain foreign corporations will be part of the Fund’s gross income. Distributions by the Fund of such dividends to corporate Common Shareholders may be eligible for the “70% dividends received” deduction, subject to the holding period and debt-financing limitations of the Code. However, the portion of the Fund’s gross income attributable to dividends received from qualifying corporations is largely dependent on its investment activities for a particular year and therefore cannot be predicted with certainty. In addition, for purposes of the dividends received deduction available to corporations and the qualified dividend for individual shareholders, a capital gain dividend received from a RIC generally is not treated as a dividend. Common Shareholders should be aware that availability of the dividends received deduction and qualified dividend designation are subject to certain restrictions. For example, the deduction is not available if Fund shares are deemed to have been held for less than 46 days (within the 90-day period that begins 45 days before the ex-dividend date and ends 45 days after the ex-dividend date) and is reduced to the extent such Common Shares are treated as debt-financed under the Code. Dividends, including the portions thereof qualifying for the dividends received deduction, are includable in the tax base on which the federal alternative minimum tax is computed. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by the Fund as capital gain dividends, generally are taxable to Common Shareholders at the applicable long-term capital gains rate (or the rate for un-recaptured Section 1250 capital gains, as applicable and designated by the Fund), whether paid in cash or in Common Shares, regardless of how long the Common Shareholder has held the Fund's Common Shares, and they are not eligible for the dividends received deduction. Dividends of sufficient aggregate amount received during a prescribed period of time and qualifying for the dividends received deduction may be treated as “extraordinary dividends” under the Code, resulting in a reduction in a corporate Common Shareholder’s federal tax basis in its Fund shares. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from the Fund.

The Fund is required to withhold and remit to the U.S. Treasury a portion of dividend income on any account unless the Common Shareholder provides a taxpayer identification number and certifies that such number is correct and that the Common Shareholder is not subject to backup withholding.

If the Fund qualifies as a RIC under the Code, it will not be liable for California corporate taxes if all of its income is distributed to shareholders for each taxable year. Shareholders, however, may be liable for state and local income taxes on distributions from the Fund.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares of the Fund.

Shareholders will be notified annually as to the U.S. federal tax status of distributions.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his or her shares by an amount equal to the deemed distribution less the tax credit.

Loss of RIC Status

If the Fund were unable to continue to qualify as a RIC for any reason, it would become liable for federal income tax on its net income (and, possibly, other taxes) for the taxable year or years in which it fails to qualify. Moreover, except to the extent that certain dividend distributions to individuals occurring in 2003 and later are taxable at long-term capital gain rates, distributions to shareholders for such period(s) would be treated as dividends taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits even though all or part of such distributions might have qualified for treatment as long-term capital gain to shareholders had the Fund continued to qualify as a RIC. In addition, to requalify as a regulated investment company, the Fund would be required to distribute all of its earnings for the period(s) during which it did not so qualify and, in some circumstances, the Fund might be required to recognize gain and pay tax on the net appreciation in its portfolio as of the time immediately before it requalifies as a RIC.

The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all applicable federal tax consequences of an investment in the Fund. Shareholders are advised to consult with their own tax advisors concerning the application of foreign, federal, state and local taxes to an investment in the Fund.

Other Taxation

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

HISTORICAL PERFORMANCE INFORMATION

Average Annual Total Returns (Before Taxes)

The Fund’s quotation of average annual total returns (before taxes) in the prospectus is calculated according to the following formula:

 P(1 + T)n = ERV

Where:	P	=	a hypothetical initial payment of $1,000
T	=	the average annual total return
n	=	the number of years and
ERV	=	the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

Performance information should be considered in light of the Fund’s investment objectives and policies, characteristics and quality of the portfolio and the market conditions during the relevant period and should not be considered as a representation of results that may be achieved in the future.

Average Annual Total Return (after Taxes on Distributions)

The Fund’s quotations of average annual total return (after taxes on distributions) in the prospectus is calculated according to the following formula:

P(1 + T)n = ATVD

Where:	P	=	a hypothetical initial payment of $1,000
T	=	the average annual total return
n	=	the number of years and
ATVD	=	the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period after taxes on distribution, not after taxes on redemption.

Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVD will be adjusted to reflect the effect of any absorption of Fund expenses by the Adviser.

Average Annual Total Return (after Taxes on Distributions and Redemptions)

The Fund’s quotations of average annual total return (after taxes on distributions and redemption) in the prospectus is calculated according to the following formula:

P(1 + T)n = ATVDR

Where:	P	=	a hypothetical initial payment of $1,000
T	=	the average annual total return
n	=	the number of years and
ATVDR	=	the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period after taxes on distribution and redemption.

Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVDR will be adjusted to reflect the effect of any absorption of Fund expenses by the Adviser.

CUSTODIAN

Union Bank of California, N.A., 400 California Street, 13th Floor, San Francisco, California, 94104 has been retained by the Fund’s administrator to act as Custodian for the Fund’s investments. Union Bank of California, N.A. also acts as the Fund’s depository, safekeeps portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

The firm of Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania, 19103, has been selected as the independent registered public accountant for the Trust.

SERVICE PROVIDERS

U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”), 615 East Michigan Street, Milwaukee, Wisconsin, 53202, is retained by the Fund’s administrator to maintain the records of each shareholders account, process purchases and redemptions of the Fund’s shares and act as dividend and distribution disbursing agent. The Fund’s administrator also retains U.S. Bancorp to provide sub-administrative services to the Fund, calculates daily net asset value per share and maintains such books and records as are necessary to enable U.S. Bancorp to perform its duties. For the performance of these services, the Fund’s administrator (not the Fund) pays U.S. Bancorp’s fees. In addition, the Fund’s administrator reimburses U.S. Bancorp for out-of-pocket expenses, including but not limited to, postage, stationery, checks, drafts, forms, reports, record storage, communication lines and the costs of external pricing services.

U.S. Bancorp is an indirect wholly-owned subsidiary of U.S. Bank, N.A., a corporation principally engaged in the business of commercial banking.

FINANCIAL STATEMENTS

The audited financial statements for Fund are incorporated by reference to the Fund’s annual report for the fiscal period ended December 31, 2006, as filed with the SEC.

APPENDIX A - QUALITY RATINGS OF CORPORATE BONDS AND
PREFERRED STOCKS

MOODY’S AND STANDARD & POOR’S INVESTMENT GRADE SECURITIES RATINGS FOR CORPORATE BONDS

Moody’s

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor’s

AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

MOODY’S AND STANDARD & POOR’S INVESTMENT GRADE SECURITIES RATINGS FOR PREFERRED STOCKS

Moody’s

aaa - An issue that is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa - An issue that is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa - An issue that is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Standard & Poor’s

AAA - This is the highest rating that may be assigned by Standard & Poor’s to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA - A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

APPENDIX B -- PROXY VOTING POLICIES AND PROCEDURES

The Fund has delegated the responsibility to vote the proxies in respect of the Fund’s portfolio securities to its investment adviser, Alesco Global Advisers LLC (“Adviser”). Accordingly, Advisers proxy voting policies and procedures are set forth below.

ALESCO GLOBAL ADVISORS LLC -- PROXY VOTING PROGRAM

  A.  Overview

1.  Applicable Law and Discussion

1.1  [Applicable Laws

•	Advisers Act 203

•	Advisers Act 206

•	Advisers Act Rule 206(4)-6

•	1940 Act Rule 38a-1

1.2  Proxy Voting for Investment Advisers
Under Advisers Act Rule 206(4)-6, it is a fraudulent, deceptive or manipulative course of business for an investment adviser to exercise voting authority with respect to client securities, unless the investment adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Under Rule 206(4)-6, the investment adviser must also describe its policies to clients and provide them to clients upon request and also provide clients with information on how the investment adviser voted the proxies on their securities.]

2.  Scope of Proxy Voting Program
This Proxy Voting Program (the “Program”) addresses material issues involved in the voting the proxies with respect to the portfolio securities of Advisers clients. The Program establishes the general policies and procedures governing Advisers voting of such proxies.

However, due to the complexities and variety of potential proxy proposals that the Program may have to address, the Program does not attempt to describe every regulatory and compliance requirement applicable to proxy voting and every situation.

Although the Program expressly addresses proxy voting, the Programs policies and procedures apply to any solicitation of votes with respect to securities held in a clients portfolio for which Adviser has investment discretion, such as, for example, the solicitation of the consent of the holders of fixed income securities to a proposed restructuring.

3.  Definitions
For purposes of the Program:

3.1  Client
means any person (including any Investment Fund) to which or for whom Adviser provides investment advisory services.

3.2   Discretionary Account
means the investment portfolio of any Client with respect to which that Client has granted Adviser (a) discretionary proxy voting authority, or (b) discretionary investment authority with or without expressly retaining proxy voting authority. All Investment Funds are Discretionary Accounts.

3.3   Investment Fund
means any United States or non-United States investment fund or pool of which Adviser serves as general partner, managing member or investment adviser or in a similar capacity.

3.4  Material Position
means any voting portfolio security holding of a Discretionary Account representing at least one percent (1.0%) of the outstanding voting securities of the same class or series of an issuer of securities held by the Discretionary Account, calculated as of the business day immediately preceding the Receipt Date (as defined in Section 1.1.1 under the heading “Proxy Voting Procedures” below.

3.5   Non-Discretionary Account
means the investment portfolio of any Client with respect to which that Client has:

•	granted Adviser discretionary investment authority but has expressly retained proxy-voting authority, or

•	has not granted Adviser discretionary investment authority or discretionary proxy voting authority.

3.6   Proxy Control Officer
means the person [designated by Advisers management for that purpose].

  B.  Proxy Voting Polices

  When used below, the term “Adviser” includes Advisers authorized designee.

1.  General Proxy Voting Policies

1.1  Material Positions
Adviser will vote proxies for all Discretionary Account portfolio company securities that are Material Holdings after carefully considering all proxy solicitation materials and other available facts and the following policies:

1.1.1  Company Information
Adviser will review all proxy solicitation materials it receives concerning securities held in a Discretionary Account and may seek additional information from the party soliciting the proxy and independent corroboration of such information when Adviser considers it appropriate and when it is reasonably available.

1.1.2  “For” Votes
Adviser will vote FOR a proposal when it believes that the proposal serves the best interests of the Discretionary Account whose proxy is solicited because, on balance, the following factors predominate:

•	the proposal has a positive economic effect on shareholder value;

•	the proposal poses no threat to existing rights of shareholders;

•	the dilution, if any, of existing shares that would result from approval of the proposal is warranted by the benefits of the proposal; and

•	the proposal does not limit or impair accountability to shareholders on the part of management and the board of directors.

1.1.3  “Against” Votes
Adviser will vote AGAINST a proposal if it believes that, on balance, the following factors predominate:

•	the proposal has an adverse economic effect on shareholder value;

•	the proposal limits the rights of shareholders in a manner or to an extent that is not warranted by the benefits of the proposal;

•	the proposal causes significant dilution of shares that is not warranted by the benefits of the proposal;

•	the proposal limits or impairs accountability to the shareholders on the part of management or the board of directors; or

•	the proposal is a shareholder initiative that Adviser believes wastes time and resources of the company or reflects the grievance of one individual.

1.1.4  “Abstain” Votes
Adviser will ABSTAIN from voting proxies when Adviser believes that it is appropriate. Usually, this occurs when Adviser believes that a proposal holds negative but non-quantifiable implications for shareholder value but may express a legitimate concern.

1.2  Non-Material Positions
Adviser generally will vote proxies for all Discretionary Account portfolio company securities that are not Material Positions in accordance with the recommendation of the issuer’s board of directors.]

2.  Specific Voting Policies for Material Positions in Discretionary Accounts

2.1  The Board of Directors

2.1.2  Voting on Director Nominees in Uncontested Elections
Votes on director nominees are made on a case-by-case basis, examining the following factors:

•	Long-term corporate performance record relative to a market index;

•	Composition of board and key board committees;

•	Nominees attendance at meeting (past two years);

•	Nominees investment in the company;

•	Whether a retired chief executive officer (“CEO”) sits on the board; and

•	Whether the chairman is also serving as CEO

2.1.2  Voting on Director Nominees - Special Situations
In cases of significant votes and when information is readily available, Adviser also reviews:

•	Corporate governance provisions and takeover activity;

•	Board decisions regarding executive pay;

•	Director compensation;

•	Number of other board seats held by nominee; and

•	Interlocking directorships

2.1.3  Chairman And CEO are the Same Person
Adviser votes on a case-by-case basis on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

2.1.4  Majority of Independent Directors
Adviser generally votes for shareholders proposals that request that the board be comprised of a majority of independent directors.

2.1.5  Committees

2.1.5.1  Independent Directors
Adviser votes for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

2.1.5.2  Excessive Compensation
Adviser withholds votes for nominees who serve on the compensation committee if they approve excess compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

2.2  Stock Ownership Requirements
Adviser votes against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

2.3  Term of Office
Adviser votes against shareholder proposals to limit the tenure of outside directors.

2.4  Director and Officer Indemnification and Liability Protection

2.4.1  Case-by-Case Basis
Adviser generally reviews proposals concerning director and officer indemnification and liability protection on a case-by-case basis.

2.4.2  Liability Protection
Adviser votes against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

2.4.3  Expanded Indemnification Coverage
Adviser votes for only those proposals that provide such expanded coverage in cases when a directors or officers legal defense was unsuccessful if:

•	The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

•	Only the director’s legal expenses would be covered.

2.5  Charitable Contributions
Adviser votes against shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

2.6  Auditors
Adviser votes for proposals to ratify auditors, unless:

•	The auditors are not considered “independent” pursuant to the rules of the relevant securities exchange or the rules issued pursuant to Sarbanes-Oxley Act of 2002; or

•	Adviser has a reasonable basis to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

2.7  Proxy Contests

2.7.1  Voting for Director Nominees in Contested Elections

Adviser votes in a contested election of directors on a case-by-case basis, considering the following factors:

•	Long term financial performance of the target company relative to its industry;

•	Managements track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

•	Sock ownership positions.

2.7.2  Reimburse Proxy Solicitation Expenses

Adviser makes decisions to provide full reimbursement for dissidents waging a proxy contest on a case-by-case basis.

2.7.3  Proxy Contest Defenses

2.7.3.1  Board Structure: Staggered vs. Annual Elections

2.7.3.1.1  Classification
Adviser votes against proposals to classify the board.

2.7.3.1.2  Repeal Classification
Adviser votes for proposals to repeal classified boards and to elect all directors annually.

2.7.3.2  Shareholder Ability to Remove Directors

2.7.3.2.1  Removal for Cause
Adviser votes against proposals that provide that directors may be removed only for cause

2.7.3.2.2  Removal Without Cause
Adviser votes for proposals to restore shareholder ability to remove directors with or without cause.

2.7.3.2.3  Directors Filling Vacancies
Adviser votes against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

2.7.3.2.4  Shareholders Filling Vacancies
Adviser votes for proposals that permit shareholders to elect directors to fill board vacancies.

2.7.4  Cumulative Voting

2.7.4.1  Eliminating Cumulative Voting
Adviser votes for proposals to eliminate cumulative voting. Adviser believes directors should be chosen for their ability to serve all shareholders, without obligation to special interests. Adviser therefore believes it is generally in the best interests of shareholders to vote for proposals to eliminate cumulative voting.

2.7.4.2  Restoring Cumulative Voting
Adviser votes against proposals to permit cumulative voting.

2.7.5  Shareholder Ability to Call Special Meetings

2.7.5.1  Adding Restrictions
Adviser votes against proposals to restrict or prohibit shareholder to call special meetings.

2.7.5.2  Removing Restrictions
Adviser votes for proposals that remove restrictions on the right of shareholders to act independently of management.

2.7.6  Shareholder Ability to Act by Written Consent

2.7.6.1  Prohibiting
Adviser votes against proposals to restrict or prohibit shareholder ability to take action by written consent.

2.7.6.2  Permitting
Adviser votes for proposals to allow or make easier shareholder action by written consent.

2.7.7  Shareholder Ability to Alter the Size of the Board

2.7.7.1  Fixing Size
Adviser votes for proposals that seek to fix the size of the board.

2.7.7.2  Management Discretion
Adviser votes against proposals that give management the ability to alter the size of the board without shareholder approval.

2.8  Tender Offer Defenses

2.8.1  Poison Pills

2.8.1.1  Submission to Shareholder Ratification
Adviser votes for shareholder proposals that ask a company to submit its poison pill for shareholder ratification,

2.8.1.2  Shareholder Redemption Proposals
Adviser reviews on a case-by-case basis shareholder proposals to redeem a company’s poison pill,

2.8.1.3  Management Ratification Proposals
Adviser reviews on a case-by-case basis management proposals to ratify a poison pill,

2.8.1.4  Guidelines
Adviser is more likely to support a poison pill with a short-term (less than three years) sunset provision, qualified bid/permitted offer provisions (“chewable pills”) and/or mandatory review by a committee of independent directors at least every three (3) years(so-called “TIDE” provisions).

2.8.2  Fair Price Provisions

2.8.2.1  Factors Considered
Adviser votes case-by-case on fair price proposals, taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares

2.8.2.2  Lower Shareholder Vote Requirements
Adviser votes for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

2.8.3  Greenmail

2.8.3.1  Anti-Greenmail Provisions
Adviser votes for proposals to adopt anti-greenmail proposals when they are bundled with other charter or bylaw

2.8.3.2  Payment of Greenmail
Adviser reviews on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

2.8.3.3  Pale Greenmail
Adviser reviews on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

2.8.4  Unequal Voting Rights

2.8.4.1  Dual Class Exchange Offers
Adviser votes against dual class exchange offers.

2.8.4.2  Dual Class Recapitalizations
Adviser votes against dual class recapitalizations.

2.8.4.3  Supermajority Shareholder Votes to Amend the Charter or Bylaws

2.8.4.3.1  Imposing Requirements
Adviser generally votes against proposals to impose supermajority requirement and specifically will vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

2.8.4.3.2  Lowering Requirements
Adviser votes for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

2.8.4.4  Supermajority Shareholder Vote Requirement to Approve Mergers

2.8.4.4.1  Imposing Supermajority Requirements
Adviser votes against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

2.8.4.4.2  Lowering Supermajority Requirements
Adviser votes for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

2.8.5  White Squire Placements
Adviser votes for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

2.9  Miscellaneous Governance Provisions

2.9.1  Confidential Voting

2.9.1.1  Shareholder Proposals
Adviser votes for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissents do not agree, the confidential voting policy is waived.

2.9.1.2  Management Proposals
Adviser votes for management proposals to adopt confidential voting.

2.9.2  Equal Access
Adviser votes for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates tot eh board.

2.9.3  Bundled Proposals
Adviser reviews on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, Adviser examines the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders best interests, Adviser votes against the proposals. If the combined effect is positive, Adviser supports such proposals.

2.9.4  Shareholder Advisory Committees
Adviser reviews on a case-by-case basis proposal to establish a shareholder advisory committee.

2.10  Capital Structure

2.10.1  Common Stock Authorization

2.10.1.1  Increases
Adviser reviews on a case-by-case basis proposal to increase the number of shares of common stock authorized for issue.

2.10.1.2  Excessive Increases
Adviser votes against proposed common stock authorizations that increase the existing authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company.

2.10.2  Stock Distribution: Splits and Dividends
Adviser votes for management proposals to increase common share authorization for a stock split, provided that he split does no result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

2.10.3  Reverse Stock Splits
Adviser votes for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

2.10.4  Blank Check Preferred Authorization

2.10.4.1  Takeover Defense or Superior Voting Rights
Adviser votes for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

2.10.4.2  Unspecified Rights
Adviser reviews on a case-by-case basis proposal that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

2.10.4.3  Increase Number
Adviser reviews on a case-by-case basis proposal to increase the number of authorized blank check preferred shares.

2.10.4.4  Shareholder Proposals Regarding Blank Check Preferred
Adviser votes for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

2.10.4.5  Adjust Par Value of Common Stock
Adviser votes for management proposals to reduce the par value of common stock.

2.10.5  Preemptive Rights
Adviser reviews on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. Adviser considers the following issues:

•	Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	Change in Control - Will the transaction result in a change in control of the company?

•	Bankruptcy - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, Adviser approves proposals that facilitate debt restructuring unless Adviser reasonably can discern clear signs of self-dealing or other abuses.

2.10.6  Share Repurchase Programs
Adviser votes for management proposals to institute open-market repurchase plans in which all shareholders may participate on equal terms.

2.11  Executive and Director Compensation

2.11.1  Evaluation of Pay Plans
In general, Adviser votes on a case-by-case basis on executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increase in shareholder value

2.11.1.1  Dilutive Effects
In evaluating a pay plan, Adviser measures the plans dilutive effect both on shareholder wealth and on voting power. Adviser values equity-based compensation along with the cash components of pay Adviser estimates the present value of all short- and long-term incentives, derivative awards, and cash/bonus compensation - which enables Adviser to assign a dollar value to the amount of potential shareholder wealth transfer.

2.11.1.2  Comparisons
Advisers vote is based, in part, on a comparison of company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution. Administrative features are also factored into our vote. For example, Adviser believes that the plan should be administered by a committee of disinterested persons; insiders should not serve on compensation committees.

2.11.1.3  Other Factors
Other factors, such as re-pricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases Adviser would vote against a plan deemed unnecessary

2.11.2  Generally

2.11.2.1  Shareholder Approval
Adviser votes for proposals to submit such plans for shareholder approval.

2.11.2.2  Disfavored Features
Adviser votes against plans that have any of the following structural features:

•	Ability to reprice underwater options without shareholder approval

•	Ability to issue options with an exercise price below the stocks current market price

•	Ability to issue reload options

•	Automatic share replenishment (“evergreen”)

2.11.2.3  Guidelines

2.11.2.3.1  Aggregate Dilution
Adviser generally votes against plans where total potential dilution (including all equity-based plans) exceeds 15% of the shares outstanding.

2.11.2.3.2  Option Grants
Adviser generally votes against plans if annual option grants have exceeded 2% of shares outstanding.

Both the total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plans impact Adviser may consider other factors such as the nature of the industry and the size of the company.

2.11.3  OBRA-Related Compensation Proposals: Amendments

2.11.3.1  Caps on Annual Grants
Adviser votes for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

2.11.3.2  Increases of Shares and Retain Tax Deductions
Adviser evaluates votes on Amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) on a case-by-case basis.

2.11.4  Approval of Cash or Cash-and-Stock Bonus Plans
Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 12(m) of OBRA

2.11.5  Shareholder Proposals to Limit Executive and Director Pay

2.11.5.1  Additional Disclosure
Adviser reviews on a case-by-case basis all shareholder proposals that seek additional disclosure of executive and director pay information.

2.11.5.2  Limiting Pay
Adviser reviews on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

2.11.6  Golden and Tin Parachutes

2.11.6.1  Requiring Shareholder Ratification
Adviser votes for shareholders proposals to have golden and tin parachutes submitted for shareholder ratification.

2.11.6.2  Generally
Adviser reviews on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

2.11.7  Employee Stock Ownership Plans (ESOPs)
Adviser votes for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent (5%) of outstanding shares)

2.11.8  401(k) Employee Benefit Plans
Adviser votes for proposals to implement a 401(k) savings plan for employees.

2.12  State of Incorporation

2.12.1  Voting on State Takeover Statutes
Adviser reviews on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

2.11.2  Voting on Reincorporation Proposals
Adviser examines proposals to change a company’s state of incorporation on a case-by-case basis

2.13  Mergers and Corporate Restructuring

2.13.1  Mergers and Acquisitions
Adviser considers votes on mergers and acquisitions on a case-by-case basis, taking into account at least the following:

•	Anticipated financial operating benefits;

•	Offer price (cost vs. premium):

•	Prospects of the combined companies;

•	How the deal was negotiated: and

•	Changes in corporate governance and their impact on shareholder rights.

2.13.2  Corporate Restructurings

2.13.2.1  Restructurings
Adviser considers corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales, on a case-by-case basis.

2.13.2.2  Spin-offs
Adviser considers spin-offs on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives

2.13.2.3  Asset Sales
Votes on asset sales are made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

2.13.2.4  Liquidations
Votes on liquidations are made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executive managing the liquidation.

2.13.3  Appraisal Rights
Adviser votes for proposals to restore, or provide shareholders with, rights of appraisal.

2.13.4  Changing Corporate Name
Adviser votes for changing the corporate name.

2.14  Mutual Fund Proxies

2.14.1  Election of Trustees
Adviser votes on trustee nominees on a case-by-case basis.

2.14.2  Investment Advisory Agreement
Adviser votes on investment advisory agreements on a case-by-case basis.

2.14.3  Fundamental Investment Restrictions
Adviser votes on amendments to a funds fundamental investment restrictions on a case-by-case basis.

2.14.4  Distribution Agreements
Adviser votes on distribution agreements on a case-by-case basis.

2.15  Social and Environmental Issues

2.15.1  Impact on Shareholder Value
In general, Adviser abstains from voting on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

2.15.2  Additional Disclosure
In most cases, however, Adviser votes for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders social and environmental concerns.

2.15.3  Factors
In determining our vote on shareholder social and environmental proposals, Adviser also analyzes the following factors:

•	Whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term value;

•	The percentage of sales, assets and earnings affected;

•	The degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

•	Whether the issues presented should be dealt with through government or company-specific action;

•	Whether the company has already responded in some appropriate manner to the request embodied in a proposal;

•	Whether the company’s analysis and voting recommendation to shareholders is persuasive;

•	Whether other companies have done in response to the issue;

•	Whether the proposal itself is well framed and reasonable;

•	Whether implementation of the proposal would achieve the objectives sought in the proposal; and

•	Whether the subject of the proposal is best left to the discretion of the board.

2.15.4  Social and Environmental Issues
Among the social and environmental issues to which Adviser applies this analysis are the following;

•	Energy and Environment

•	South Africa

•	Northern Ireland

•	Military Business

•	Maquiladora Standards and International Operations Policies

•	World Debt Crisis

•	Animal Rights

•	Product Integrity and Marketing

Additional Proxy Voting Guidance. Adviser refers to Exhibit A to this Proxy Voting program for guidance, as applicable, if Adviser’s foregoing proxy voting policies do not address a particular voting issue.

C. Proxy Voting Procedures

1.  Discretionary Accounts

1.1  Proxy Materials
Adviser will instruct each custodian for a Discretionary Account to deliver to Adviser all proxy solicitation materials received with respect to that Discretionary Account. Adviser will review the securities held in its Discretionary Accounts on a regular basis to confirm that Adviser receives copies of all proxy solicitation materials concerning such securities. Adviser will mark each proxy solicitation with the date of its receipt by Adviser (each a “Receipt Date”).

1.2  Voting
Subject to Sections 1.3 and 1.4 immediately following, Adviser, through the telephone or on the Internet or through other electronic means, will vote all proxies relating to voting portfolio security holdings of Discretionary Accounts in accordance with the policies set forth above under the heading “Proxy Voting Policies.”

1.2  Conflicts of Interest.
Due to the size and nature of the Firms operations and Advisers limited affiliations in the securities industry, Adviser does not expect that material conflicts of interest will arise between Adviser and a Discretionary Account over proxy voting.

1.2.1  Actual Material Conflict
Adviser recognizes, however, that such conflicts may arise from time to time, such as, for example, when Adviser or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re-appointment as a director of a company. If a material conflict of interest arises, Adviser will vote all proxies in accordance with policies set forth above under the heading “Proxy Voting Policies.” Above. Adviser will not place its own interests ahead of the interests of its Discretionary Accounts in voting proxies. When voting proxies, Adviser does not consider any conflicts of interest that any other affiliate of a client (such as another service provider to an investment company client) may have.

1.2.2  Specified Procedures Not Adequate
If Adviser determines that the proxy voting policies in Section 2(b) hereof do not adequately address a material conflict of interest related to a proxy, Adviser will provide the affected Client with copies of all proxy solicitation materials received by Adviser with respect to that proxy, notify that Client of the actual or potential conflict of interest and of Advisers intended response to the proxy request (which response will be in accordance with the policies set forth above under the heading “Proxy Voting Policies.” above), and request that the Client consent to Advisers intended response.

1.2.2.1  Investment Fund
With respect to any Investment Fund of which Adviser serves as manager or general partner or in a similar capacity and which is not an Investment Fund that is registered as an investment company with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “ICA”)(such Investment Fund a “Registered Fund”), Adviser will provide the foregoing notices to all investors in the Investment Fund and request the consent of a majority in interest of such investors.

1.2.2.1.1  Minority Objection or No Response
If the Client (or a majority in interest of the investors in an Investment Fund) consents to Advisers intended response or fails to respond to the notice within a reasonable period of time specified in the notice, Adviser will vote the proxy as described in the notice.

1.2.2.1.2  Majority Response
If the Client (or a majority in interest of the investors in an Investment Fund) objects to Advisers intended response, Adviser will vote the proxy as directed by the Client (or a majority in interest of the investors in an Investment Fund).

1.2.2.2  Registered Fund
With respect to any Registered Fund for which Adviser acts as an investment adviser or similar capacity, Adviser will provide the foregoing notices to the Registered Funds board of directors or trustees who are not “interested persons” of such Registered Fund, Adviser or the Registered Funds principal underwriter within the meaning of the ICA (each an “Independent Director”) and request the consent of a majority of such Independent Directors.

1.2.2.2.1  Minority Objection or No Response
If a majority of the Independent Directors of the Registered Fund consents to Advisers intended response or fails to respond to the notice within a reasonable period of time specified in the notice, Adviser will vote the proxy as described in the notice.

1.2.2.2.2  Majority Objection
If a majority of the Independent Directors objects to Advisers intended response, Adviser will vote the proxy as directed by a majority of the Independent Directors.

1.3  Shareholder Proposals by Adviser.
Adviser will submit a shareholder proposal on behalf of an Investment Fund only if Adviser believes that the proposal would provide a substantial overall benefit to the Investment Fund. Adviser will submit a shareholder proposal on behalf of any other Discretionary Account only at the request of the Discretionary Account Client or with that Clients prior written consent. Adviser will vote any shares in a Discretionary Account on behalf of a proposal submitted by Adviser in accordance with Sections1.3 hereof, unless otherwise directed by the Discretionary Account Client.

3.2  Proxy Vote Summaries

1.4.1.	Non-Registered Fund Client
At the request of a Discretionary Account Client or an investor in an Investment Fund (other than a Registered Fund), Adviser will provide that person with a report summarizing all proxy solicitations Adviser received with respect to that Discretionary Account during the period requested by that person and the action taken by Adviser on each such proxy.

1.4.2.	Registered Fund Client
With respect to the proxy votes in respect of the portfolio securities a Registered Fund, Adviser will provide that Registered Fund with the information required to be disclosed by that Registered Fund pursuant to Rule 30b1-4 of the ICA and SEC Form N-PX promulgated thereunder, including:

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security;

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (unless not available through reasonably practical means, e.g., in the case of certain foreign issuers);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the registrant cast its vote on the matter;

•	How the registrant cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

•	Whether the registrant cast its vote for or against management.

2.  Non-Discretionary Accounts
Adviser promptly will forward any proxy solicitation materials concerning securities held in a Non-Discretionary Account that Adviser receives at least five business days before the applicable proxy voting deadline to the appropriate client. Adviser will vote any such proxy as directed by that client. At a clients request, Adviser may, but is not obligated to, advise that client with respect to the voting of any proxy. No advice concerning the voting of any proxy may be provided to any client unless such advice has been approved by the Proxy Control Officer.

3.  Records

3.1  Proxy Vote-Related Materials
Adviser will keep a copy of:

•	Each proxy statement it receives regarding securities held in Discretionary Accounts

•	A record of each vote cast by Adviser with respect to securities in each Discretionary Account

•	Any document created by Adviser that is material to Advisers decision on voting a proxy or that describes the basis for that decision

•
Each written request from a Discretionary Account client or an investor in an Investment Fund (other than a registered Fund) for information about how Adviser votes proxies of that Discretionary Account or Investment Fund

•	Each written response by Adviser to any oral or written request from a Discretionary Account client or an investor in an Investment Fund other than a Registered Fund for such information

•	With respect to a Registered Fund the information required by the immediately preceding bulleted paragraph.

3.2  Delegation of Recordkeeping
Adviser may delegate to a third party the duty to keep the records identified in the first two bulleted paragraphs of Section 3.1 if that third party agrees to furnish such records to Adviser and, with respect to any records pertaining to any Registered Fund, to that Registered Fund, promptly on request, and agrees that such records pertaining to the Registered Fund proxy voting are the property of Adviser and that Registered Fund.

3.3  Preservation of Records
Each such record will be maintained by Adviser or such third party for at least six years from the end of the fiscal year during which the last entry is made in that record, and for the first two years in Advisers office (or such third party’s office, as the case may be). Adviser or such third party may elect not to keep a copy of a proxy statement if it can obtain such statement electronically via the SECs’ EDGAR system.

Exhibit A:  ISS Proxy Voting Guidelines Summary

Adviser condensed the following from the Proxy Voting Manual prepared by Institutional Shareholder Services, Inc. (“ISS”), which provides proxy voting research and recommendations on proxy voting issues as well as proxy voting services. Adviser refers to this Exhibit A for guidance, as applicable, if Adviser’s proxy voting policies do not address a particular voting issue.

1.	OPERATIONAL ITEMS

Adjourn Meeting
Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Amend Quorum Requirements
Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws
Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name
Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting
Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratifying Auditors
Vote FOR proposals to ratify auditors, unless any of the following apply:
•	An auditor has a financial interest in or association with the company, and is therefore not independent
•	Fees for non-audit services are excessive, or
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Transact Other Business
Vote AGAINST proposals to approve other business when it appears as a voting item.

2.	BOARD OF DIRECTORS

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board.

However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:

Attend less than 75 percent of the board and committee meetings without a valid excuse
Implement or renew a dead-hand or modified dead-hand poison pill
Ignore a shareholder proposal that is approved by a majority of the shares outstanding
Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
Failed to act on takeover offers where the majority of the shareholders tendered their shares
Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees
Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees
Are audit committee members and the non-audit fees paid to the auditor are excessive.
Are inside directors or affiliated outside directors and the full board is less than majority independent
Sit on more than six boards
Are members of a compensation committee that has allowed a pay- for-performance disconnect as described in Section 8 (Executive and Director Compensation).

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to WITHHOLD votes.

Age Limits
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

Board Size
Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting
Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Director and Officer Indemnification and Liability Protection
Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors and officers liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to actions, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a directors or officers legal defense was unsuccessful if both of the following apply:
•	The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
•	Only if the directors legal expenses would be covered.

Establish/Amend Nominee Qualifications
Vote CASE-BY-CASE on proposals that establish or amend director qualifications.

Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors
Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)
Generally vote FOR shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:
•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties · Two-thirds independent board
•	All-independent key committees
•	Established governance guidelines

Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISSs definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Open Access
Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponents rationale for targeting the company in terms of board and director conduct.

Stock Ownership Requirements
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

Term Limits
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

3.	PROXY CONTESTS

Voting for Director Nominees in Contested Elections Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:
•	Long-term financial performance of the target company relative to its industry
•	Managements track record • Background to the proxy contest
•	Qualifications of director nominees (both slates)
•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimbursing Proxy Solicitation Expenses
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.	ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES

Advance Notice Requirements for Shareholder Proposals/Nominations Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5.	MERGERS AND CORPORATE RESTRUCTURINGS APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors: • Purchase price • Fairness opinion • Financial and strategic benefits • How the deal was negotiated • Conflicts of interest • Other alternatives for the business • Noncompletion risk.

Asset Sales
Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:
•	Impact on the balance sheet/working capital
•	Potential elimination of diseconomies
•	Anticipated financial and operating benefits
•	Anticipated use of funds
•	Value received for the asset Fairness opinion How the deal was negotiated Conflicts of interest.

Bundled Proposals
Review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals.

In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities
Votes on proposals regarding conversion of securities are determined on a CASE-BYCASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans
Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

•	Dilution to existing shareholders position
•	Terms of the offer
•	Financial issues
•	Managements efforts to pursue other alternatives
•	Control issues
•	Conflicts of interest.

  Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

  Formation of Holding Company
  Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:
•	The reasons for the change
•	Any financial or tax benefits
•	Regulatory benefits
•	Increases in capital structure
•	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
•	Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model
•	Adverse changes in shareholder rights

Going Private Transactions (LBOs and Minority Squeezeouts)
Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

Joint Ventures
Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and non-completion risk.

Liquidations
Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition
Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:
•	Prospects of the combined company, anticipated financial and operating benefits
•	Offer price
•	Fairness opinion
•	How the deal was negotiated
•	Changes in corporate governance
•	Change in the capital structure
•	Conflicts of interest.

Private Placements/Warrants/Convertible Debentures
Votes on proposals regarding private placements should be determined on a CASE-BYCASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders position, terms of the offer, financial issues, management’s efforts to pursue other alternatives, control issues, and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spinoffs
Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:
•	Tax and regulatory advantages
•	Planned use of the sale proceeds
•	Valuation of spinoff
•	Fairness opinion
•	Benefits to the parent company
•	Conflicts of interest
•	Managerial incentives
•	Corporate governance changes
•	Changes in the capital structure.

Value Maximization Proposals
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6.	STATE OF INCORPORATION CONTROL SHARE ACQUISITION PROVISIONS

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cashout Provisions
Vote FOR proposals to opt out of control share cashout statutes.

Disgorgement Provisions
Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions
Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-out Provisions
Vote FOR proposals to opt out of state freeze-out provisions.

Greenmail
Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals
Proposals to change a company’s state of incorporation should be evaluated on a CASEBY- CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions
Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Anti-takeover Statutes
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.	CAPITAL STRUCTURE

Adjustments to Par Value of Common Stock
Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:
•	It is intended for financing purposes with minimal or no dilution to current shareholders
•	It is not designed to preserve the voting power of an insider or significant shareholder Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

Preemptive Rights
Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights.

In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote FOR proposals to create “de-clawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization
Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

Reverse Stock Splits
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

Share Repurchase Programs
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.	EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to equity-based compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SECs’ rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.

ISS model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:
•	Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),
•	Cash compensation, and
•	Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization.

Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval.

Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEOs pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one- and three- year total shareholder returns. An increase in pay is based on the CEOs total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.

Director Compensation
Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

Stock Plans in Lieu of Cash
Votes for plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar- for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Director Retirement Plans
Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

Management Proposals Seeking Approval to Reprice Options
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
•	Historic trading patterns
•	Rationale for the re-pricing
•	Value-for-value exchange
•	Option vesting
•	Term of the option
•	Exercise price
•	Participation.

Employee Stock Purchase Plans
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:
•	Purchase price is at least 85 percent of fair market value
•	Offering period is 27 months or less, and
•	The number of shares allocated to the plan is ten percent or less of the outstanding shares

Vote AGAINST employee stock purchase plans where any of the following apply:
•	Purchase price is less than 85 percent of fair market value, or
•	Offering period is greater than 27 months, or
•	The number of shares allocated to the plan is more than ten percent of the outstanding shares

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)
Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans
Vote FOR proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay
Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option re-pricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Option Expensing
Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

Performance-Based Stock Options
Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:
•	The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options)
•	The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

Golden Parachutes and Executive Severance Agreements
Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:
•	The parachute should be less attractive than an ongoing employment opportunity with the firm
•	The triggering mechanism should be beyond the control of management
•	The amount should not exceed three times base salary plus guaranteed benefits

Pension Plan Income Accounting
Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Supplemental Executive Retirement Plans (SERPs)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

9.	SOCIAL AND ENVIRONMENTAL ISSUES

a.	Consumer Issues And Public Safety

Animal Rights

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:
•	The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products)
•	The availability and feasibility of alternatives to animal testing to ensure product safety, and
•	The degree that competitors are using animal- free testing.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:
•	The company has already published a set of animal welfare standards and monitors compliance
•	The company’s standards are comparable to or better than those of peer firms, and
•	There are no serious controversies surrounding the company’s treatment of animals

Drug Pricing
Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:
•
Whether the proposal focuses on a specific drug and region • Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

•	The extent that reduced prices can be offset through the company’s marketing budget without affecting R&D spending
•	Whether the company already limits price increases of its products
•	Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries
•	The extent that peer companies implement price restraints

Genetically Modified Foods
Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:
•	The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution
•	The quality of the company’s disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure
•	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs ·
•	Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds.

•	The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution
•	The quality of the company’s disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure
•	The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

Handguns
Generally vote AGAINST requests for reports on a company’s policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS
•
Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company’s Sub-Saharan operations and how the company is responding to it, taking into account: ·

•	The nature and size of the company’s operations in Sub-Saharan Africa and the number of local employees
•	The company’s existing healthcare policies, including benefits and healthcare access for local workers
•	Company donations to healthcare providers operating in the region

Vote CASE-BY-CASE on proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, tuberculosis and malaria health pandemic in Africa and other developing countries, taking into account:
•	The company’s actions in developing countries to address HIV/AIDS, tuberculosis and malaria, including donations of pharmaceuticals and work with public health organizations
•	The company’s initiatives in this regard compared to those of peer companies

Predatory Lending
Vote CASE-BY CASE on requests for reports on the company’s procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:
•	Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices
•	Whether the company has adequately disclosed the financial risks of its sub-prime business
•	Whether the company has been subject to violations of lending laws or serious lending controversies
•	Peer companies policies to prevent abusive lending practices.

Tobacco
Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:
•	Whether the company complies with all local ordinances and regulations
•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness
•	The risk of any health-related liabilities.
•	Advertising to youth
•	Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations
•	Whether the company has gone as far as peers in restricting advertising • Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth
•	Whether restrictions on marketing to youth extend to foreign countries
•	Cease production of tobacco-related products or avoid selling products to tobacco companies:
•	The percentage of the company’s business affected
•	The economic loss of eliminating the business versus any potential tobacco-related liabilities.
•	Spinoff tobacco-related businesses:
•	The percentage of the company’s business affected
•	The feasibility of a spinoff
•	Potential future liabilities related to the company’s tobacco business.

Stronger product warnings: Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks: Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

b.	Environment And Energy

Arctic National Wildlife Refuge
Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:
•	Whether there are publicly available environmental impact reports
•	Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills
•	The current status of legislation regarding drilling in ANWR.

CERES Principles
Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:
•	The company’s current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES
•	The company’s environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills
•	Environmentally conscious practices of peer companies, including endorsement of CERES
•	Costs of membership and implementation.

Environmental-Economic Risk Report
Vote CASE-BY-CASE on proposals requesting reports assessing economic risks of environmental pollution or climate change, taking into account whether the company has clearly disclosed the following in its public documents:
•	Approximate costs of complying with current or proposed environmental laws
•	Steps company is taking to reduce greenhouse gasses or other environmental pollutants
•	Measurements of the company’s emissions levels
•	Reduction targets or goals for environmental pollutants including greenhouse gasses

Environmental Reports
Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming
Generally vote FOR reports on the level of greenhouse gas emissions from the company’s operations and products, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business. However, additional reporting may be warranted if:
•	The company’s level of disclosure lags that of its competitors, or
•	The company has a poor environmental track record, such as violations of federal and state regulations.

Recycling
Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
•	The nature of the company’s business and the percentage affected
•	The extent that peer companies are recycling
•	The timetable prescribed by the proposal
•	The costs and methods of implementation
•	Whether the company has a poor environmental track record, such as violations of federal and state regulations.

Renewable Energy
Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:
•	The nature of the company’s business and the percentage affected
•	The extent that peer companies are switching from fossil fuels to cleaner sources
•	The timetable and specific action prescribed by the proposal
•	The costs of implementation
•	The company’s initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business.

Sustainability Report
Generally vote FOR proposals requesting the company to report on its policies and practices related to social, environmental, and economic sustainability, unless the company is already reporting on its sustainability initiatives through existing reports such as:
A combination of an EHS or other environmental report, code of conduct, and/or supplier/vendor standards, and equal opportunity and diversity data and programs, all of which are publicly available, or
A report based on Global Reporting Initiative (GRI) or similar guidelines.

Vote FOR shareholder proposals asking companies to provide a sustainability report applying the GRI guidelines unless:
•	The company already has a comprehensive sustainability report or equivalent addressing the essential elements of the GRI guidelines or
•	The company has publicly committed to using the GRI format by a specific date

C.	General Corporate Issues

Link Executive Compensation to Social Performance
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:
•	The relevance of the issue to be linked to pay
•	The degree that social performance is already included in the company’s pay structure and disclosed
•	The degree that social performance is used by peer companies in setting pay
•	Violations or complaints filed against the company relating to the particular social performance measure
•	Artificial limits sought by the proposal, such as freezing or capping executive pay
•	Independence of the compensation committee
•	Current company pay levels.

Charitable/Political Contributions

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•	The company is in compliance with laws governing corporate political activities, and
•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company’s political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions.

Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions.

Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

D.	Labor Standards And Human Rights

China Principles
Vote AGAINST proposals to implement the China Principles unless:
•	There are serious controversies surrounding the company’s China operations, and
•	The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-specific human rights reports
Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and steps to protect human rights, based on:
•	The nature and amount of company business in that country
•	The company’s workplace code of conduct
•	Proprietary and confidential information involved
•	Company compliance with U.S. regulations on investing in the country
•	Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards
Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:
•	The company’s current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent
•	Agreements with foreign suppliers to meet certain workplace standards
•	Whether company and vendor facilities are monitored and how
•	Company participation in fair labor organizations
•	Type of business
•	Proportion of business conducted overseas
•	Countries of operation with known human rights abuses
•	Whether the company has been recently involved in significant labor and human rights controversies or violations
•	Peer company standards and practices
•	Union presence in company’s international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:
•	The company does not operate in countries with significant human rights violations
•	The company has no recent human rights controversies or violations, or
•	The company already publicly discloses information on its vendor standards compliance.

MacBride Principles
Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

•	Company compliance with or violations of the Fair Employment Act of 1989
•	Company antidiscrimination policies that already exceed the legal requirements
•	The cost and feasibility of adopting all nine principles
•	The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)
•	The potential for charges of reverse discrimination
•	The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted
•	The level of the company’s investment in Northern Ireland
•	The number of company employees in Northern Ireland
•	The degree that industry peers have adopted the MacBride Principles
•	Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

E.	Military Business

Foreign Military Sales/Offsets
Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:
•	Whether the company has in the past manufactured landmine components
•	Whether the company’s peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:
•	What weapons classifications the proponent views as cluster bombs
•	Whether the company currently or in the past has manufactured cluster bombs or their components
•	The percentage of revenue derived from cluster bomb manufacturing
•	Whether the company’s peers have renounced future production

Nuclear Weapons
Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non- military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Operations in Nations Sponsoring Terrorism (Iran)
Vote CASE-BY-CASE on requests for a board committee review and report outlining the company’s financial and reputational risks from its operations in Iran, taking into account current disclosure on:
•	The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption
•	Compliance with U.S. sanctions and laws

Spaced-Based Weaponization
Generally vote FOR reports on a company’s involvement in spaced-based weaponization unless:
•	The information is already publicly available or
•	The disclosures sought could compromise proprietary information.

F.	Workplace Diversity

Board Diversity

Generally vote FOR reports on the company’s efforts to diversify the board, unless:
•	The board composition is reasonably inclusive in relation to companies of similar size and business or
•	The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:
•	The degree of board diversity
•	Comparison with peer companies
•	Established process for improving board diversity
•	Existence of independent nominating committee
•	Use of outside search firm • History of EEO violations.

Equal Employment Opportunity (EEO)

Generally vote FOR reports outlining the company’s affirmative action initiatives unless all of the following apply:
•	The company has well-documented equal opportunity programs
•	The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
•	The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling
Generally vote FOR reports outlining the company’s progress towards the Glass Ceiling Commissions business recommendations, unless:
•	The composition of senior management and the board is fairly inclusive
•	The company has well-documented programs addressing diversity initiatives and leadership development
•	The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
•	The company has had no recent, significant EEO-related violations or litigation

Sexual Orientation

Vote FOR proposals seeking to amend a company’s EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

MARKETOCRACY FUNDS
PART C
OTHER INFORMATION

Item 23. EXHIBITS

(a)	Declaration of Trust
(i)	Restated Certificate of Trust [8]
(ii)	Declaration of Trust [8]
(b)	Amended and Restated Bylaws [2]
(c)	Instruments Defining Rights of Security Holders— Incorporated by reference to the Declaration of Trust, Amended and Restated Bylaws and the Rule 18f-3 Plan

(d)	Advisory Agreement
(i)	Investment Advisory and Management Agreement between the Trust and Marketocracy Capital Management LLC [3]

(ii)	Investment Advisory and Management Agreement between the Trust and Alesco Global Advisors LLC [8]

(e)	Underwriting Agreement
(i)	Distribution Agreement between Marketocracy Capital Management LLC and Rafferty Capital Markets Inc. [4]

(ii)	Distribution Agreement between Alesco Global Advisors LLC and Rafferty Capital Markets LLC [8]

(f)	Bonus or Profit Sharing Contracts - not applicable.
(g)	Custody Agreement
(i)	Custody Agreement between Marketocracy Capital Management LLC and Union Bank of California, N.A. [5]

(ii)	Amendment No. 1 to Mutual Fund Custody Agreement between Marketocracy Capital Management LLC and Union Bank of California, N.A. [8]
(h)	Other Material Contracts
(i)	Administration Agreement between the Trust and Marketocracy Capital Management, LLC [6]

(ii)	Transfer Agent Servicing Agreement [1]

(iii)	Fund Accounting Servicing Agreement [1]

(iv)	Power of Attorney - filed herewith.

(v)	Administration Agreement between the Trust and Alesco Global Advisors LLC [8]

(vi)	Transfer Agent Servicing Agreement between Alesco Global Advisors LLC and US Bancorp Mutual Fund Services, LLC [8]

(vii)	Fund Accounting Servicing Agreement between Alesco Global Advisors LLC and US Bancorp Mutual Fund Services, LLC [8]

(i)	Opinion and Consent of Counsel
(i) Opinion and Consent of Counsel for The Masters 100SM Fund 4
(ii) Opinion and Consent of Counsel for AGA Total Return Reality Plus Fund - filed herewith.

(j)	Consent of Independent Public Accountants - filed herewith.
(k)	Omitted Financial Statements - not applicable.
(l)	Agreement Relating to Initial Capital [1]
(m)	Rule 12b-1 Plan [8]
(n)	Rule 18f-3 Plan [8]
(o)	Reserved
(p)	Code of Ethics [4]
[1]	Incorporated by reference to Registrant’s Pre-Effective Amendment No. 2 of Form N-1A filed October 14, 1999 (File Nos. 333-82833 and 811-09445).
[2]	Incorporated by reference to Registrant’s Post-Effective Amendment No. 1 of Form N-1A filed October 13, 2000 (File Nos. 333-82833 and 811-09445).
[3]	Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 of Form N-1A filed December 20, 2000 (File Nos. 333-82833 and 811-09445).
[4]	Incorporated by reference to Registrant’s Post-Effective Amendment No. 8 of Form N-1A filed September 23, 2003 (File Nos. 333-82833 and 811-09445).
[5]	Incorporated by reference to Registrant’s Post-Effective Amendment No. 9 of Form N-1A filed October 18, 2004 (File Nos. 333-82833 and 811-09445).
[6]	Incorporated by reference to Registrant’s Post-Effective Amendment No. 10 of Form N-1A filed August 23, 2005 (File Nos. 333-82833 and 811-09445).
[7]	Incorporated by reference to Registrant’s Post-Effective Amendment No. 12 of Form N-1A filed October 27, 2005 (File Nos. 333-82833 and 811-09445).
[8]	Incorporated by reference to Registrant’s Post-Effective Amendment No. 13 of Form N-1A filed March 28, 2006 (File Nos. 333-82833 and 811-09445).

Item 24.	Persons Controlled by or Under Common Control with Registrant.
No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25. Indemnification.

Reference is made to Article VII, Section 7.02 of the Registrant’s Agreement and Declaration of Trust.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 26. Business and Other Connections of the Investment Adviser

The table below indicates other business connections of Marketocracy Capital Management LLC (“MCM”), the investment adviser for The Masters 100SM Fund.

Name	Position with MCM	Other Business Connections	Type of Business
Kendrick W. Kam	President and Sole Manager	CEO of Marketocracy, Inc.	Marketocracy, Inc. is a holding company of two subsidiaries: MCM—a registered investment adviser, and Marketocracy Data Services LLC—a financial publisher and website operator.

The table below indicates other business connections of Alesco Global Advisors LLC (“AGA”), the investment adviser for the AGA Total Return Realty Plus Fund.

Name	Position with AGA	Other Business Connections	Type of Business
Jay P. Leupp	Chief Executive Officer, Sole Manager, Portfolio Manager	Former Chairman and Chief Executive Officer of Alesco Capital Holdings, Inc. Former Managing Director, Real Estate Equity Research, RBC Capital Markets, a division of RBC Dain Rauscher, Inc.	Alesco Capital Holdings, Inc. was a former holding company of AGA. Investment banking.

The principal business address of each of the persons listed above is 400 South El Camino Real, Suite 1250, San Mateo, California 94402.

Item 27. Principal Underwriters.

(a)
Rafferty Capital Markets, LLC, 59 Hilton Avenue, Suite 101, Garden City, New York 11530, serves as principal underwriter for the Potomac Funds, Badgley Funds, Texas Capital Value Funds, Bremer Investment Funds, Inc., Berkshire Funds and Leuthold Funds.

(b)	The director and officers of Rafferty Capital Markets, LLC are:

(i) Name	Positions and Offices With Underwriter	Position and Offices With Registrant
Thomas A. Mulrooney	President	None
Lawrence C. Rafferty	Director	None
Stephen P. Sprague	CFO/FINOP	None

The principal business address of each of the persons listed above is Hilton Avenue, Suite 101, Garden City, New York 11530.

(c)	Not applicable.

Item 28. Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained in the physical possession of the Marketocracy Funds’ investment advisers, administrators, subadministrators, custodian, subcustodian, or transfer agent.

Item 29.	Management Services Not Discussed in Parts A and B.

Inapplicable

Item 30. Undertakings.

The Registrant hereby undertakes to furnish each person to whom a Prospectus for one or more of the series of the Registrant is delivered with a copy of the relevant latest annual report to shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this amendment to the Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of San Mateo and the State of California on the 25th day of April, 2007.

 MARKETOCRACY FUNDS

 By: /s/ Kendrick W. Kam*
 Kendrick W. Kam, President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on April 25, 2007.

Signature	Title
/s/ Kendrick W. Kam* Kendrick W. Kam	President and Trustee
/s/ Arthur L. Roth* Arthur L. Roth	Trustee, Chairman of the Board
/s/ William J. Scilacci* William J. Scilacci	Trustee
/s/ Ashley E. Boren* Ashley E. Boren	Trustee

* By /s/ Erin LaPorte
   Erin LaPorte
Signed as attorney-in-fact pursuant to
a Power of Attorney filed herewith.

EXHIBIT INDEX

Exhibit	Exhibit No.
Power of Attorney	EX-99. h (iv)
Opinion and Consent of Counsel for AGA Total Return Reality Plus Fund	EX-99. i (ii)
Consent of Independent Public Accountants	EX-99.j